UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395

Franklin Federal Tax-Free Income Fund
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _4/30

Date of reporting period: _4/30/16

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

April 30, 2016

Franklin Federal Tax-Free Income Fund

Annual Report

Franklin Federal Tax-Free Income Fund

We are pleased to bring you Franklin Federal Tax-Free Income Fund’s annual report for the fiscal year ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.1

Credit Quality Breakdown*

4/30/16

% of Total
Ratings	Investments
AAA	11.31%
AA	49.88%
A	20.43%
BBB	6.05%
Below Investment Grade	1.98%
Refunded	9.79%
Not Rated	0.56%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.45 on April 30, 2015, to $12.48 on April 30, 2016. The Fund’s Class A shares paid dividends totaling 47.35 cents per share for the reporting period.2 The

Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.64% based on an annualization of April’s 3.95 cent per share dividend and the maximum offering price of $13.03 on April 30, 2016. An investor in the 2016 maximum federal personal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 6.43% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and the U.S. stock markets during the 12-month period ended April 30, 2016. Investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, generated a +5.29% total return for the period, while U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, posted a +2.83% total return.3 U.S. equities, as represented by the Standard & Poor’s® 500 Index, underperformed with a +1.21% total return for the reporting period.3 The underperformance in U.S. equities was partly fueled by concerns about global economic growth, particularly a continuing slowdown in China and sluggish economic activity in Europe and Japan. Sustained price declines in the commodities markets also put downward pressure on U.S. equities. These factors led to a perceived flight to quality, which seemed to benefit municipal bondholders. In addition, in our opinion, municipal bonds continued to offer significant value relative to Treasuries because of their tax-exempt status and relatively low risk.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Dividend Distributions[2]
5/1/15–4/30/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
May	3.85	3.26	3.96
June	3.90	3.35	4.00
July	3.90	3.35	4.00
August	3.90	3.35	4.00
September	3.95	3.39	4.05
October	3.95	3.39	4.05
November	4.00	3.44	4.10
December	4.00	3.43	4.11
January	4.00	3.43	4.11
February	4.00	3.43	4.11
March	3.95	3.37	4.05
April	3.95	3.37	4.05
Total	47.35	40.56	48.59

The Federal Reserve (Fed) raised its target interest-rate range to 0.25%–0.50% in December, citing labor market improvement and continued U.S. economic growth. This action ended a seven-year period of near-zero short-term interest rates. At the time, the Fed indicated the move would be followed by a “gradual” tightening of monetary policy. Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with eight consecutive months of inflows, reflecting solid demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, investment-grade municipal bonds fared better than high yield municipal bonds. High yield tax-exempt bonds, as measured by the Barclays High Yield Municipal Bond Index, generated a +4.51% total return for the period.1 Approximately $334 billion in bonds were issued over the past 12 months; this was offset, however, by the nearly $341 billion in bonds that either matured or were called out of the market, making net supply flat for the period.4

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the

Portfolio Breakdown
4/30/16
% of Total
Investments*
Refunded**	19.1%
Utilities	16.7%
Transportation	13.7%
General Obligation	13.1%
Subject to Government Appropriations	9.9%
Hospital & Health Care	9.7%
Higher Education	5.9%
Tax-Supported	4.9%
Other Revenue	4.9%
Corporate-Backed	1.3%
Housing	0.8%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

financial markets. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act (the Act), signed into law on June 28, 2014, was unconstitutional. Following the ruling, which was affirmed by the U.S. Court of Appeals on July 6, 2015, independent credit rating agencies Moody’s Investors Service and Standard & Poor’s repeatedly downgraded Puerto Rico’s general obligation debt, as well as the ratings of certain related Puerto Rico issuers. On August 21, 2015, Puerto Rico petitioned the U.S. Supreme Court to review the ruling invalidating the Act. In early December, the U.S. Supreme Court granted Puerto Rico’s request, and began hearing oral arguments on March 22, 2016. In addition, the commonwealth continued to seek the expansion of Chapter 9 bankruptcy eligibility through the U.S. Congress.

Near the end of June 2015, in conjunction with announcing that Puerto Rico’s debt was “not payable,” Governor Alejandro Garcia Padilla publicly called for a restructuring of Puerto Rico debt obligations, while certain other Puerto Rico issuers continued to negotiate with creditors for a financial restructuring. During the reporting period, Puerto Rico’s financial issues led to partial defaults by Puerto Rico’s Public Finance Corporation on its debt service payments beginning on August 3, 2015. In September, Governor Garcia Padilla’s working group issued a preliminary report regarding the island’s financial situation and potential restructuring recommendations. In recent months, the government has released two different restructuring proposals to creditors. Both

4. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

plans seek to reduce the amount of debt outstanding and lessen annual debt service payments. The government proposed doing this through an exchange into two bonds, at levels below current principal values.

Franklin Templeton has been a member of a creditors’ committee (Ad Hoc Group) made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated, market-based, long-term solution to PREPA’s liquidity and structural issues. On December 23, 2015, a Restructuring Support Agreement was signed. The agreement, which has attained legislative approval, provides for the Ad Hoc Group to exchange its bonds at 85 cents on the dollar into a new “securitization” bond. There are still many details that need to be resolved, and the formulation of the exchange offer and necessary legislation may take several months. However, we are satisfied that implementation of this agreement would allow PREPA to provide reliable and lower cost service, fund its capital needs for the medium term, ensure environmental compliance, diversify generation resources to include more natural gas and provide jobs.

We believe the PREPA agreement demonstrates how the combination of pursuing our legal rights and engaging in negotiations can achieve positive results, avoiding costly lawsuits or bankruptcy proceedings.

In April 2016, the U.S. House Committee on Natural Resources introduced H.R. 4900, “The Puerto Rico Oversight, Management and Economic Stability Act (PROMESA).” This legislation would create a federal oversight board as well as a restructuring process for Puerto Rico. During April, Governor Padilla also enacted a debt moratorium on most debt issued by Puerto Rico and its agencies. The legislation further stays all related litigation until January 2017.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Our value-oriented philosophy of investing primarily for income and stability of principal, when combined with a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, led us to favor longer term bonds during the period under review. Consistent with our strategy, we sought to remain invested in bonds ranging from 15 to 30 years in maturity with good call features. Our relative-value, income-oriented philosophy also led the Fund to maintain its positions in higher coupon bonds, which provided income performance during the reporting period. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issues continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remain stable.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	4/30/15	Change
A (FKTIX)	$12.48	$12.45	+$0.03
C (FRFTX)	$12.47	$12.44	+$0.03
Advisor (FAFTX)	$12.49	$12.46	+$0.03

Distributions[1] (5/1/15–4/30/16)
	Dividend
Share Class	Income
A	$0.4735
C	$0.4056
Advisor	$0.4859

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 4/30/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.62%
1-Year	+4.16%	-0.25%	-1.57%
5-Year	+32.62%	+4.89%	+5.18%
10-Year	+59.13%	+4.30%	+4.24%
C					1.17%
1-Year	+3.59%	+2.59%	+1.27%
5-Year	+29.05%	+5.23%	+5.51%
10-Year	+50.50%	+4.17%	+4.12%
Advisor					0.52%
1-Year	+4.26%	+4.26%	+2.92%
5-Year	+33.26%	+5.91%	+6.21%
10-Year	+60.62%	+4.85%	+4.79%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]		Standardized Yield[7]
A	3.64%	6.43%	1.44%		2.54%
C	3.24%	5.72%	0.97%		1.71%
Advisor	3.89%	6.87%	1.61%		2.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/06–4/30/16)

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
5/06
4/08
4/10
4/12
4/14
4/16
$16,202
$15,239
$11,874
Franklin Federal Tax-Free Income Fund
Barclays Municipal Bond Index[9]
Consumer Price Index[10]

Average Annual Total Return

Class A	4/30/16
1-Year	-0.25%
5-Year	+4.89%
10-Year	+4.30%

Class C (5/1/06–4/30/16)

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
5/06
4/08
4/10
4/12
4/14
4/16
$16,202
$15,050
$11,874
Franklin Federal Tax-Free Income Fund
Barclays Municipal Bond Index[9]
Consumer Price Index[10]

Average Annual Total Return

Class C	4/30/16
1-Year	+2.59%
5-Year	+5.23%
10-Year	+4.17%

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 4/30/16.
7. Taxable equivalent distribution rate and yield assume the 2016 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BB- or higher) by at least two of the following agencies: Moody’s,
Standard & Poor’s and Ftich.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,029.40	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.12
C
Actual	$1,000	$1,026.50	$5.90
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.87
Advisor
Actual	$1,000	$1,029.90	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.28	$2.61

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Financial Highlights
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.45	$12.22	$12.79	$12.48	$11.47
Income from investment operations[a]:
Net investment income[b]	0.48	0.47	0.49	0.48	0.51
Net realized and unrealized gains (losses)	0.02	0.23	(0.57)	0.31	1.02
Total from investment operations	0.50	0.70	(0.08)	0.79	1.53
Less distributions from net investment income	(0.47)	(0.47)	(0.49)	(0.48)	(0.52)
Net asset value, end of year.	$12.48	$12.45	$12.22	$12.79	$12.48

Total return[c]	4.16%	5.82%	(0.49)%	6.44%	13.61%

Ratios to average net assets
Expenses	0.61%	0.62%	0.62%	0.61%	0.62%
Net investment income	3.87%	3.80%	4.11%	3.76%	4.25%

Supplemental data
Net assets, end of year (000’s)	$8,384,079	$8,505,853	$8,243,367	$9,414,734	$8,758,460
Portfolio turnover rate	6.07%	5.49%	8.51%	6.31%	8.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.44	$12.21	$12.78	$12.47	$11.46
Income from investment operations[a]:
Net investment income[b]	0.41	0.40	0.43	0.41	0.45
Net realized and unrealized gains (losses)	0.03	0.23	(0.58)	0.31	1.01
Total from investment operations	0.44	0.63	(0.15)	0.72	1.46
Less distributions from net investment income	(0.41)	(0.40)	(0.42)	(0.41)	(0.45)
Net asset value, end of year.	$12.47	$12.44	$12.21	$12.78	$12.47

Total return[c]	3.59%	5.24%	(1.05)%	5.87%	13.00%

Ratios to average net assets
Expenses	1.16%	1.17%	1.17%	1.16%	1.17%
Net investment income	3.32%	3.25%	3.56%	3.21%	3.70%

Supplemental data
Net assets, end of year (000’s)	$1,215,034	$1,166,771	$1,120,471	$1,525,083	$1,319,527
Portfolio turnover rate	6.07%	5.49%	8.51%	6.31%	8.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.46	$12.23	$12.80	$12.49	$11.48
Income from investment operations[a]:
Net investment income[b]	0.49	0.49	0.50	0.49	0.52
Net realized and unrealized gains (losses)	0.03	0.22	(0.57)	0.31	1.02
Total from investment operations	0.52	0.71	(0.07)	0.80	1.54
Less distributions from net investment income	(0.49)	(0.48)	(0.50)	(0.49)	(0.53)
Net asset value, end of year.	$12.49	$12.46	$12.23	$12.80	$12.49

Total return	4.26%	5.92%	(0.39)%	6.54%	13.71%

Ratios to average net assets
Expenses	0.51%	0.52%	0.52%	0.51%	0.52%
Net investment income	3.97%	3.90%	4.21%	3.86%	4.35%

Supplemental data
Net assets, end of year (000’s)	$1,443,272	$1,689,267	$1,314,233	$1,755,892	$1,389,908
Portfolio turnover rate	6.07%	5.49%	8.51%	6.31%	8.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

14 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Statement of Investments, April 30, 2016
	Principal
	Amount	Value

Municipal Bonds 96.7%
Alabama 1.2%
Alabama State Incentives Financing Authority Special Obligation Revenue, Series A, 5.00%, 9/01/42	$14,300,000	$16,032,159
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40.	6,000,000	7,088,400
Alabama State Public Health Care Authority Lease Revenue, Department of Public Health Facilities,
Refunding, 5.00%, 9/01/44	17,085,000	19,236,514
Birmingham Waterworks Board Water Revenue,
Series A, Assured Guaranty, 5.125%, 1/01/34	3,500,000	3,837,050
Series A, Assured Guaranty, Pre-Refunded, 5.125%, 1/01/34.	2,100,000	2,336,628
Series B, 5.00%, 1/01/38	3,500,000	3,985,170
Series B, 5.00%, 1/01/43	8,000,000	9,036,160
Chilton County Health Care Authority Limited Obligation Sales Tax Revenue, Chilton County Hospital
Project, Series A, 5.00%, 11/01/40	8,425,000	9,654,208
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18, Series B,
5.50%, 9/01/33.	18,500,000	20,282,475
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	11,300,000	12,962,795
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%,
7/01/38	10,000,000	11,137,800
University of Alabama General Revenue,
Series A, XLCA Insured, Pre-Refunded, 5.00%, 7/01/28	5,000,000	5,035,750
Series A, XLCA Insured, Pre-Refunded, 5.00%, 7/01/32	5,500,000	5,539,325
University of South Alabama University Tuition Revenue, Capital Improvement, Refunding, AMBAC
Insured, 5.00%, 12/01/36	11,570,000	11,812,970
		137,977,404
Alaska 0.8%
Alaska Municipal Bond Bank Authority Revenue,
Refunding, Series 3, 5.25%, 10/01/36	16,045,000	19,152,916
Refunding, Series 3, 5.00%, 10/01/39	12,950,000	15,071,210
Alaska State Industrial Development and Export Authority Revenue, Providence Health and Services,
Series A, 5.00%, 10/01/40	10,000,000	10,939,100
Alaska State International Airports Revenue, Series C, 5.00%, 10/01/33	12,565,000	14,335,911
Anchorage Electric Revenue, senior lien, Refunding, Series A, 5.00%, 12/01/41	8,875,000	10,229,858
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured
Guaranty, Pre-Refunded, 6.00%, 9/01/32	20,000,000	23,326,400
		93,055,395
Arizona 2.6%
Arizona State Board of Regents University of Arizona System Revenue, Stimulus Plan for Economic
and Educational Development, 5.00%, 8/01/44	10,000,000	11,592,800
Arizona State COP, Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/27	14,440,000	16,118,072
Arizona State Lottery Revenue, Series A, AGMC Insured, 5.00%, 7/01/27	15,000,000	16,924,650
Glendale Municipal Property Corp. Excise Tax Revenue, Subordinate, Refunding, Series C, 5.00%,
7/01/38	15,500,000	17,507,560
Lake Havasu Wastewater System Revenue, senior lien, Refunding, Series B, AGMC Insured, 5.00%,
7/01/40	15,000,000	17,649,000
Maricopa County PCC, PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	11,523,900
Mesa Utility Systems Revenue, 4.00%, 7/01/36	19,000,000	20,214,480
Navajo County PCC Revenue, Arizona Public Service Co. Cholla Project, Mandatory Put 6/01/16,
Series E, 5.75%, 6/01/34.	7,200,000	7,227,360
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	24,000,000	26,950,320
senior lien, Series A, 5.00%, 7/01/33.	28,000,000	30,241,120

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/32	$6,000,000	$8,019,360
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/34	5,000,000	6,740,050
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/35	9,860,000	13,327,663
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, Refunding, Series A, 5.00%, 7/01/32	21,095,000	23,641,589
junior lien, Refunding, Series A, 5.00%, 7/01/34	10,000,000	11,197,200
Pima County IDA Lease Revenue, Clark County Detention Facility Project, 5.00%, 9/01/39.	20,000,000	21,236,400
Pinal County Electrical District No. 3 Revenue, Electric System, Refunding, 5.25%, 7/01/36	10,000,000	11,606,400
Salt River Project Agricultural Improvement and Power District Electric System Revenue, Salt River
Project, Series A, 5.00%, 1/01/38	10,000,000	10,628,800
		282,346,724
Arkansas 0.1%
University of Arkansas Revenue,
Various Facilities, Fayetteville Campus, Series B, 5.00%, 11/01/37	3,100,000	3,634,130
Various Facilities, Fayetteville Campus, Series B, 5.00%, 11/01/42	9,360,000	10,744,344
		14,378,474
California 13.1%
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.00%, 4/01/28	24,000,000	26,884,560
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.00%, 4/01/34	20,250,000	21,905,640
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.00%, 4/01/34	9,530,000	10,675,411
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.00%, 4/01/39	14,000,000	15,144,640
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.50%, 4/01/43	30,000,000	32,736,900
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges Seismic
Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	24,500,000	32,378,220
California State Economic Recovery GO, Series A, Pre-Refunded, 5.25%, 7/01/21	28,580,000	32,557,478
California State Educational Facilities Authority Revenue, Carnegie Institution of Washington,
Refunding, Series A, 5.00%, 7/01/40	24,525,000	27,855,495
California State GO,
Various Purpose, 6.00%, 5/01/18	535,000	550,108
Various Purpose, 5.90%, 4/01/23	1,200,000	1,226,448
Various Purpose, 5.00%, 10/01/29	15,000,000	16,989,300
Various Purpose, 6.00%, 4/01/38	100,000,000	114,079,000
Various Purpose, 6.00%, 11/01/39	25,000,000	29,185,000
Various Purpose, 5.25%, 11/01/40	50,000,000	57,950,000
Various Purpose, FGIC Insured, 6.00%, 5/01/20.	850,000	873,825
Various Purpose, Refunding, 5.25%, 3/01/30	30,000,000	34,601,400
Various Purpose, Refunding, 6.00%, 3/01/33	12,000,000	14,231,040
Various Purpose, Refunding, 5.25%, 3/01/38	20,000,000	21,484,000
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	28,976,250
California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	5,000,000	5,973,700
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/38	8,000,000	9,403,520
California State Public Works Board Lease Revenue,
Department of Education, Riverside Campus Project, Series B, 6.125%, 4/01/28	2,740,000	3,142,342
Department of General Services, Office Buildings 8 and 9 Renovation, Series A, 6.00%, 4/01/27 .	3,980,000	4,552,682
Department of General Services, Office Buildings 8 and 9 Renovation, Series A, 6.125%, 4/01/29.	5,000,000	5,731,100
Various Capital Projects, Series A, 5.00%, 4/01/30	18,000,000	21,303,180
Various Capital Projects, Series A, 5.00%, 4/01/33	12,475,000	14,649,268
Various Capital Projects, Series I, 6.125%, 11/01/29	29,300,000	34,373,881

16 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA, PCR, Refunding, 4.50%, 9/01/29	$14,830,000	$16,508,163
California Statewide CDA Revenue,
Adventist Health System/West, Series B, Assured Guaranty, 5.00%, 3/01/37	9,860,000	10,458,009
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	5,000,000	5,488,850
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	10,000,000	10,766,700
Colton Joint USD, GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured
Guaranty, 5.375%, 8/01/34	15,000,000	16,842,150
Corona-Norco USD,
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, zero cpn.,
8/01/39	7,500,000	3,079,500
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, zero cpn.
to 8/01/17, 6.20% thereafter, 8/01/29	3,250,000	4,285,190
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, zero cpn.
to 8/01/17, 6.80% thereafter, 8/01/39	8,500,000	11,208,525
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter,
1/15/30	15,475,000	13,444,835
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	20,000,000	16,949,000
Refunding, Series A, 5.75%, 1/15/46	25,000,000	29,485,750
Refunding, Series A, 6.00%, 1/15/49	20,000,000	23,822,800
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation,
Election of 2002, Series D, Pre-Refunded, zero cpn., 8/01/39	45,000,000	10,085,400
Jefferson UHSD San Mateo County GO,
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/35	10,500,000	3,135,405
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/40	10,000,000	1,972,100
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/41	13,590,000	2,464,546
Los Angeles Community College District GO, Election of 2008, Series C, 5.25%, 8/01/39.	30,000,000	34,699,500
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	25,485,000	29,175,993
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	50,000,000	57,241,500
Los Angeles Department of Water and Power Revenue, Power System, Series B, 5.00%, 7/01/31	20,000,000	24,385,000
Los Angeles USD,
GO, Election of 2002, Series B, AMBAC Insured, 4.50%, 7/01/31	28,745,000	29,886,751
GO, Election of 2004, Series F, AGMC Insured, Pre-Refunded, 5.00%, 7/01/30	52,475,000	52,852,820
GO, Election of 2004, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/26	10,250,000	10,323,800
GO, Election of 2004, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31	10,000,000	10,072,000
GO, Series KRY, 5.25%, 7/01/34	36,625,000	42,461,926
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	12,500,000	18,087,375
New Haven USD,
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/31	2,055,000	1,266,681
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/32	7,830,000	4,623,537
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/33	7,660,000	4,312,427
Placentia-Yorba Linda USD, GO, Orange County, Election of 2008, Series A, Pre-Refunded, 5.25%,
8/01/32	24,490,000	26,952,225
Pomona USD, GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/29.	5,585,000	6,208,621
Rialto USD, GO, San Bernardino County, Captial Appreciation, Series A, AGMC Insured, zero cpn.,
8/01/36	20,000,000	9,398,800
Sacramento County Airport System Revenue, Senior, Series B, AGMC Insured, 5.25%, 7/01/33	16,355,000	17,761,857
San Diego Public Facilities Financing Authority Water Revenue, Series B, 5.375%, 8/01/34	15,000,000	16,964,550
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.25%, 4/01/31 .	10,000,000	11,132,700

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, senior lien, ETM, zero cpn., 1/01/23	$7,000,000	$6,404,440
senior lien, Refunding, Series A, 5.00%, 1/15/34	50,000,000	56,177,500
San Mateo UHSD,
GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to 9/01/28, 6.70%
thereafter, 9/01/41	20,000,000	16,998,400
GO, Capital Appreciation, Election of 2010, Series A, zero cpn. to 9/01/28, 6.45% thereafter,
9/01/33	6,065,000	5,067,004
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn.
to 8/01/26, 6.625% thereafter, 8/01/42.	50,000,000	43,267,000
Santa Ana USD,
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero
cpn., 8/01/35	10,000,000	5,187,700
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero
cpn., 8/01/36	18,865,000	9,327,611
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero
cpn., 8/01/37	10,000,000	4,715,900
Santa Clara County GO, Election of 2008, Series A, 5.00%, 8/01/34	25,000,000	27,985,750
Upland USD, GO, San Bernardino County, Election of 2008, Series B, zero cpn., 8/01/39	50,075,000	13,036,025
Washington Township Health Care District Revenue, Series A, 6.25%, 7/01/39	3,000,000	3,341,430
West Contra Costa USD,
GO, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/29	10,000,000	6,741,500
GO, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/30	20,845,000	13,507,143
GO, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/31	20,000,000	12,402,000
GO, Election of 2005, Series C-1, Assured Guaranty, zero cpn., 8/01/32	10,730,000	6,417,506
Whittier UHSD, GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, Series A,
zero cpn., 8/01/34	20,000,000	7,256,600
		1,445,052,883
Colorado 2.0%
Aurora Water Improvement Revenue,
first lien, Series A, AMBAC Insured, 5.00%, 8/01/32	10,000,000	10,516,500
first lien, Series A, AMBAC Insured, 5.00%, 8/01/36	41,235,000	43,301,286
first lien, Series A, AMBAC Insured, 5.00%, 8/01/39	26,930,000	28,248,762
Colorado State Board of Governors University Enterprise System Revenue,
Series A, AGMC Insured, 5.00%, 3/01/37	10,000,000	10,299,900
Series A, NATL Insured, 5.00%, 3/01/37	1,700,000	1,750,983
Series A, NATL Insured, Pre-Refunded, 5.00%, 3/01/37	8,300,000	8,597,223
Colorado State Health Facilities Authority Revenue,
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45 .	10,000,000	11,050,900
Health Facility Authority, Hospital, Refunding, Series B, AGMC Insured, 5.25%, 3/01/36	10,000,000	11,002,800
Valley View Hospital Assn. Project, Refunding, 5.50%, 5/15/28	5,000,000	5,432,100
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36	7,000,000	7,592,760
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP,
Pre-Refunded, 5.50%, 11/01/27	10,000,000	11,146,700
Denver City and County Airport System Revenue, Subordinate, Series B, 5.25%, 11/15/33.	16,405,000	19,721,107
Park Creek Metropolitan District Revenue, Senior Limited Property Tax Supported, Improvement,
Assured Guaranty, Pre-Refunded, 6.25%, 12/01/30	6,000,000	7,117,440
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	20,000,000	28,508,800
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A, 5.00%, 11/01/32	10,000,000	12,006,500
University of Colorado Enterprise System Revenue, University of Colorado Regents, Series A,
Pre-Refunded, 5.375%, 6/01/32	3,500,000	3,977,365
		220,271,126

18 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Connecticut 0.1%
Connecticut State GO, Series B, 5.00%, 6/15/35	$7,000,000	$8,237,180
District of Columbia 2.8%
District of Columbia Ballpark Revenue,
Series B-1, BHAC Insured, 5.00%, 2/01/24	12,120,000	12,162,420
Series B-1, BHAC Insured, 5.00%, 2/01/25	7,000,000	7,024,430
Series B-1, BHAC Insured, 5.00%, 2/01/26	9,950,000	9,984,725
District of Columbia Hospital Revenue,
Children’s Hospital Obligated Group Issue, Refunding, 5.00%, 7/15/40	6,830,000	7,959,204
Children’s Hospital Obligated Group Issue, Sub Series 1, AGMC Insured, Pre-Refunded, 5.45%,
7/15/35	23,350,000	25,652,777
District of Columbia Income Tax Secured Revenue,
Refunding, Series A, 5.00%, 12/01/31	10,000,000	11,438,100
Series A, 5.25%, 12/01/34	11,000,000	12,512,830
District of Columbia Revenue,
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/41	15,000,000	16,507,800
Deed Tax, Housing Production Trust Fund, New Communities Project, Series A, NATL Insured,
5.00%, 6/01/32	5,000,000	5,203,400
Georgetown University Issue, Growth and Income Securities, AMBAC Insured, zero cpn. to
4/01/18, 5.00% thereafter, 4/01/32.	15,370,000	15,290,998
Medlantic/Helix Issue, Series B, AGMC Insured, Pre-Refunded, 5.00%, 8/15/38	20,000,000	21,073,000
National Academy of Sciences Project, Series A, 5.00%, 4/01/35.	10,905,000	12,366,161
National Academy of Sciences Project, Series A, 5.00%, 4/01/40.	16,960,000	19,129,184
National Public Radio Inc. Issue, 5.00%, 4/01/35	7,750,000	8,697,360
District of Columbia Tobacco Settlement FICO Revenue, Asset-Backed, Refunding, 6.50%, 5/15/33	35,000,000	42,933,450
District of Columbia University Revenue, Georgetown University Issue, Refunding, Series D, 5.50%,
4/01/36	5,000,000	5,487,500
District of Columbia Water and Sewer Authority Public Utility Revenue, senior lien, Series A, Pre-
Refunded, 6.00%, 10/01/35	8,000,000	9,004,560
Metropolitan Washington D.C. Airports Authority Airport System Revenue,
Refunding, Series A, 5.375%, 10/01/29	5,000,000	5,472,750
Refunding, Series A, 5.00%, 10/01/35	5,000,000	5,741,450
Refunding, Series C, 5.25%, 10/01/27	10,745,000	11,864,092
Series A, 5.00%, 10/01/39	5,000,000	5,725,350
Series C, 5.00%, 10/01/26	10,235,000	11,242,738
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital Appreciation,
second lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50% thereafter, 10/01/41	25,000,000	32,566,250
		315,040,529
Florida 7.0%
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Teaching Hospital and
Clinics Inc. at the University of Florida Project, Series A, 5.00%, 12/01/44.	10,350,000	11,648,718
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Series B,
Pre-Refunded, 7.00%, 4/01/39	6,500,000	7,643,805
Brevard County Local Option Fuel Tax Revenue, NATL Insured, 5.00%, 8/01/37	12,245,000	12,780,841
Broward County Water and Sewer Utility Revenue, Series A, Pre-Refunded, 5.25%, 10/01/34.	8,800,000	9,736,584
Cape Coral Water and Sewer Revenue,
AMBAC Insured, Pre-Refunded, 5.00%, 10/01/36	5,000,000	5,088,100
Refunding, Series A, AGMC Insured, 5.00%, 10/01/42	21,510,000	24,505,913
Citizens Property Insurance Corp. Revenue,
Costal Account, senior secured, Series A-1, 5.00%, 6/01/20	20,000,000	23,082,600
High-Risk Account, senior secured, Series A-1, 5.25%, 6/01/17	24,250,000	25,407,937
High-Risk Account, senior secured, Series A-1, 5.50%, 6/01/17	10,000,000	10,504,200
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	25,000,000	26,394,000

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Clearwater City Water and Sewer Revenue, Series A, 5.25%, 12/01/39	$7,000,000	$7,933,870
Florida State Board of Education Public Education GO, Capital Outlay, Refunding, Series D, 6.00%,
6/01/23	17,500,000	22,890,525
Florida State Mid-Bay Bridge Authority Revenue,
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/23.	5,000,000	3,647,751
Capital Appreciation, Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/24.	3,000,000	2,067,030
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41.	4,750,000	5,608,800
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30.	10,000,000	10,026,100
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Series A, Assured Guaranty, 5.50%, 10/01/38	5,000,000	5,485,000
Tampa International Airport, Subordinated, Refunding, Series B, 5.00%, 10/01/44	10,000,000	11,719,500
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,115,290
Hillsborough County School Board COP, Master Lease Program, Refunding, Series A, 5.00%, 7/01/28 .	17,650,000	20,770,343
Indian River County School Board COP, NATL Insured, Pre-Refunded, 5.00%, 7/01/27	16,485,000	17,307,107
Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo Clinic, 5.00%,
11/15/36	17,950,000	18,009,055
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%,
11/15/42	3,800,000	4,259,382
Miami Beach RDA Tax Increment Revenue, City Center, Refunding, Series A, AGMC Insured, 5.00%,
2/01/44	12,000,000	13,816,560
Miami Beach Resort Tax Revenue, 5.00%, 9/01/40	11,000,000	12,904,540
Miami-Dade County Aviation Revenue,
Miami International Airport, Hub of the Americas, Refunding, Series A, 5.50%, 10/01/36	20,000,000	22,669,600
Miami International Airport, Hub of the Americas, Refunding, Series A, Assured Guaranty, 5.25%,
10/01/33	11,000,000	11,863,280
Miami International Airport, Hub of the Americas, Refunding, Series A, Assured Guaranty, 5.25%,
10/01/38	13,000,000	13,959,660
Miami-Dade County Expressway Authority Toll System Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	11,717,200
Refunding, Series A, 5.00%, 7/01/32	6,375,000	7,429,552
Series A, 5.00%, 7/01/40	30,265,000	34,088,983
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	20,000,000	22,127,600
Miami-Dade County School Board COP,
Refunding, Series A, 5.00%, 5/01/31	10,000,000	11,608,500
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 2/01/27	10,000,000	11,163,700
Miami-Dade County Special Obligation Revenue,
sub. bond, Refunding, Series B, 5.00%, 10/01/31	5,000,000	5,934,300
sub. bond, Refunding, Series B, 5.00%, 10/01/32	4,500,000	5,331,915
sub. bond, Refunding, Series B, 5.00%, 10/01/35	3,250,000	3,795,318
Miami-Dade County Transit System Sales Surtax Revenue,
Refunding, 5.00%, 7/01/35.	7,000,000	8,242,430
Refunding, AGMC Insured, 5.00%, 7/01/38	18,845,000	20,244,430
Miami-Dade County Water and Sewer System Revenue, Refunding, Series A, 5.00%, 10/01/42	20,000,000	23,187,200
Orange County Health Facilities Authority Hospital Revenue, Orlando Regional Healthcare System,
Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	20,000,000	21,737,000
Orange County Health Facilities Authority Reveune, Orlando Health Inc., Refunding, Series A, 5.00%,
10/01/39	6,000,000	7,071,720
Orange County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/34	15,000,000	17,204,550
Orlando Tourist Development Tax Revenue, 6th Cent Contract Payments, second lien sub. bonds,
Series B, Assured Guaranty, 5.50%, 11/01/38	18,490,000	19,464,423

20 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Orlando-Orange County Expressway Authority Revenue,
Series A, 5.00%, 7/01/40	$5,000,000	$5,610,400
Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/32.	12,000,000	12,598,440
Series C, 5.00%, 7/01/40	15,000,000	16,831,200
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, Pre-Refunded, 5.50%,
10/01/28	10,000,000	11,123,900
Pensacola Airport Revenue, Refunding, 6.25%, 10/01/38	16,500,000	17,920,815
Port St. Lucie Utility System Revenue, Refunding, Assured Guaranty, 5.25%, 9/01/35	3,000,000	3,268,290
South Broward Hospital District Revenue,
South Broward Hospital District Obligated Group, Refunding, 4.75%, 5/01/28	10,000,000	10,378,200
South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36	12,500,000	13,304,375
South Lake County Hospital District Revenue, South Lake Hospital Inc., Series A, 6.25%, 4/01/39.	5,735,000	6,411,902
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated
Group, 5.00%, 8/15/32	31,070,000	32,622,568
St. Lucie County Transportation Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/27	5,785,000	6,093,398
Tallahassee Energy System Revenue, Refunding, NATL Insured, 5.00%, 10/01/37	20,000,000	21,055,000
Tohopekaliga Water Authority Utility System Revenue, Refunding, 5.00%, 10/01/46	5,000,000	6,113,550
Town of Davie Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/32.	8,575,000	9,934,995
		772,461,945
Georgia 3.7%
Athens-Clarke County Unified Government Water and Sewerage Revenue, Pre-Refunded, 5.50%,
1/01/38	14,500,000	16,276,540
Atlanta Airport General Revenue, Refunding, Series C, 6.00%, 1/01/30	15,000,000	18,176,400
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,568,680
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24	6,385,000	7,309,101
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25	6,955,000	8,019,950
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	5,000,000	5,782,950
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27	5,000,000	5,605,450
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/40	30,000,000	35,397,300
Refunding, Series B, AGMC Insured, 5.25%, 11/01/34	30,000,000	33,999,300
Series A, Pre-Refunded, 6.25%, 11/01/34	20,000,000	23,647,200
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue,
MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	5,000,000	5,387,950
MGC Real Estate Foundation II LLC Project, 5.25%, 7/01/38	10,000,000	10,808,800
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University
Housing Foundation Four LLC Project, Assured Guaranty, 5.375%, 7/01/39.	23,075,000	24,986,994
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Series B, 5.50%, 1/01/33.	15,000,000	15,960,900
Oglethorpe Power Corp. Vogtle Project, Series E, 7.00%, 1/01/23	25,000,000	27,460,500
Clark County Hospital Authority Revenue, Athens Regional Medical Center Project, NATL Insured,
5.00%, 1/01/27.	5,000,000	5,142,950
Clayton County Development Authority Student Housing and Activity Center Revenue, CSU Foundation
Real Estate I LLC Project, XLCA Insured, 5.00%, 7/01/33	11,125,000	11,608,381
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue, Georgia Gwinnett
College Foundation LLC Project, 6.00%, 7/01/34	10,000,000	11,456,200
Fayette County Hospital Authority Revenue, Anticipation Certificates, Piedmont Fayette Hospital
Project, Refunding, Series A, 5.00%, 7/01/39.	11,420,000	12,911,566

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation I LLC Project, Assured Guaranty, Pre-Refunded, 5.625%, 6/15/38	$5,000,000	$5,504,650
USG Real Estate Foundation I LLC Project, Pre-Refunded, 6.25%, 6/15/40	13,970,000	15,562,580
USG Real Estate Foundation II LLC Project, Series A, 5.50%, 6/15/34	10,000,000	11,254,600
USG Real Estate Foundation III LLC Project, Series A, 5.00%, 6/15/40	3,700,000	4,042,731
USG Real Estate Foundation III LLC Project, Series A, Pre-Refunded, 5.00%, 6/15/40	1,300,000	1,507,350
Houston County Hospital Authority Revenue, Anticipation Certificates, Houston Healthcare Project,
5.25%, 10/01/35.	10,485,000	11,051,924
Jefferson PBA Revenue, Jackson County Facilities, Series A, XLCA Insured, Pre-Refunded, 5.00%,
3/01/32	6,075,000	6,292,546
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/28	5,000,000	6,390,400
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare
System Inc. Project, Refunding, Assured Guaranty, 6.50%, 8/01/38	10,000,000	11,137,800
Municipal Electric Authority of Georgia Revenue, Project One Sub., Refunding, Series A, 5.00%,
1/01/35	3,250,000	3,831,815
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	10,000,000	11,617,700
Emory University, Refunding, Series A, 5.00%, 10/01/43	10,000,000	11,636,800
Emory University, Refunding, Series C, 5.25%, 9/01/39	21,000,000	23,668,470
		407,006,478
Hawaii 0.4%
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co. Inc.
and Subsidiary Projects, 6.50%, 7/01/39	7,500,000	8,557,425
Honolulu City and County Board of Water Supply Water System Revenue, Series A, NATL Insured,
Pre-Refunded, 5.00%, 7/01/36	20,000,000	20,143,000
Honolulu City and County MFHR, Waipahu Towers Project, Series A, GNMA Secured, 6.90%, 6/20/35 .	1,045,000	1,048,459
Honolulu City and County Wastewater System Revenue, First Bond Resolution, Senior Series A,
5.00%, 7/01/38.	10,000,000	11,606,800
		41,355,684
Idaho 0.1%
Idaho State Health Facilities Authority Revenue, St. Luke’s Health System Project, Series A, 6.75%,
11/01/37	12,500,000	14,082,625
Illinois 5.1%
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn.,
1/01/36	19,000,000	7,291,630
Bourbonnais Industrial Project Revenue,
Olivet Nazarene University Project, 5.00%, 11/01/44	2,000,000	2,059,420
Olivet Nazarene University Project, Assured Guaranty, 5.125%, 11/01/37	5,000,000	5,229,250
Chicago GO, Lakefront Millennium Project, Parking Facilities, NATL Insured, ETM, 5.75%, 1/01/23	8,955,000	11,191,063
Chicago Midway Airport Revenue, Refunding, Series C, Assured Guaranty, 5.50%, 1/01/24	18,460,000	22,589,687
Chicago O’Hare International Airport Revenue,
General Airport, third lien, Series A, 5.75%, 1/01/39	5,000,000	5,854,150
General Airport, third lien, Series C, Assured Guaranty, 5.25%, 1/01/35	12,850,000	14,456,250
Chicago Transit Authority Sales Tax Receipts Revenue, 5.25%, 12/01/40	10,000,000	10,826,400
Chicago Wastewater Transmission Revenue,
Project, second lien, 5.00%, 1/01/42	10,525,000	11,134,608
second lien, Series A, BHAC Insured, 5.50%, 1/01/38	18,000,000	18,982,620
Illinois Health Facilities Authority Revenue,
Loyola University Health System, Series A, NATL Insured, ETM, 5.625%, 7/01/18	2,105,000	2,316,616
South Suburban Hospital, ETM, 7.00%, 2/15/18	1,125,000	1,207,035

22 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Illinois State Finance Authority Revenue,
Alexian Brothers Health System, Series A, AGMC Insured, Pre-Refunded, 5.50%, 1/01/28	$45,000,000	$48,771,000
Art Institute of Chicago, Refunding, Series A, 5.25%, 3/01/40	16,000,000	17,607,200
Columbia College, NATL Insured, Pre-Refunded, 5.00%, 12/01/32	15,440,000	16,462,900
Resurrection Health Care, Series B, AGMC Insured, 5.25%, 5/15/29.	26,695,000	28,834,871
Riverside Health System, 6.25%, 11/15/35	5,000,000	5,813,700
Roosevelt University Project, Refunding, 6.50%, 4/01/39	15,000,000	16,672,950
Rush University Medical Center Obligated Group, Series B, NATL Insured, Pre-Refunded, 5.75%,
11/01/28	2,500,000	2,808,650
Rush University Medical Center Obligated Group, Series B, NATL Insured, Pre-Refunded, 5.25%,
11/01/35	3,000,000	3,333,420
Rush University Medical Center Obligated Group, Series B, Pre-Refunded, 7.25%, 11/01/38	10,000,000	11,604,300
Sherman Health Systems, Series A, Pre-Refunded, 5.50%, 8/01/37	5,000,000	5,294,200
Illinois State Finance Authority Student Housing Revenue,
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	17,782,650
CHF-Normal LLC, Illinois State University Project, 7.00%, 4/01/43	7,500,000	8,814,600
Illinois State GO,
5.25%, 7/01/30	16,915,000	18,605,654
5.50%, 7/01/33	5,000,000	5,528,100
5.50%, 7/01/38	20,000,000	21,798,400
AGMC Insured, 5.00%, 9/01/29	12,000,000	12,023,040
Assured Guaranty, 5.25%, 4/01/34	10,000,000	10,370,600
Refunding, 5.00%, 1/01/24.	12,820,000	13,770,603
Illinois State Municipal Electric Agency Power Supply System Revenue, Series A, NATL Insured,
Pre-Refunded, 5.00%, 2/01/35	20,000,000	20,647,000
Illinois State Revenue, Build Illinois, Sales Tax Bonds, Series B, 5.25%, 6/15/34	15,000,000	16,550,400
Illinois State Toll Highway Authority Toll Highway Revenue, Senior, Refunding, Series A-1, 5.00%,
1/01/31	10,245,000	11,297,059
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
Capital Appreciation, McCormick Place Expansion Project, Refunding, Series B, NATL Insured,
5.50%, 6/15/20	6,680,000	7,074,254
Capital Appreciation, McCormick Place Expansion Project, Refunding, Series B, NATL Insured,
5.55%, 6/15/21	4,215,000	4,464,654
Capital Appreciation, McCormick Place Expansion Project, Refunding, Series B, NATL Insured,
zero cpn. to 6/14/17, 5.65% thereafter, 6/15/22	27,355,000	30,373,898
Capital Appreciation, McCormick Place Expansion Project, Series B, NATL Insured, ETM, zero
cpn. to 6/14/17, 5.65% thereafter, 6/15/22	2,645,000	3,140,382
Capital Appreciation, McCormick Place Expansion Project, Series B, NATL Insured, Pre-
Refunded, 5.50%, 6/15/20	1,560,000	1,659,138
Capital Appreciation, McCormick Place Expansion Project, Series B, NATL Insured, Pre-
Refunded, 5.55%, 6/15/21	1,785,000	1,899,419
McCormick Place Expansion Project, Series A, 5.50%, 6/15/50	15,000,000	16,020,900
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention
Center, ETM, 7.00%, 7/01/26	12,000,000	15,976,920
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series A,
5.00%, 6/15/42.	5,000,000	5,318,800
Railsplitter Tobacco Settlement Authority Revenue, Refunding, 6.00%, 6/01/28	14,530,000	17,352,307
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20	530,000	611,943
Southwestern Illinois Development Authority Revenue,
Capital Appreciation, Local Government Program, AGMC Insured, zero cpn., 12/01/24.	3,850,000	2,967,349
Capital Appreciation, Local Government Program, AGMC Insured, zero cpn., 12/01/26.	7,700,000	5,402,012

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Illinois (continued)
University of Illinois University Revenue,
Auxiliary Facilities System, Refunding, Series A, 5.125%, 4/01/36	$2,950,000	$3,266,712
Auxiliary Facilities System, Refunding, Series A, 5.25%, 4/01/41	5,000,000	5,541,050
Auxiliary Facilities System, Series A, Pre-Refunded, 5.75%, 4/01/38.	7,000,000	7,970,200
Upper River Valley Development Authority Environmental Facilities Revenue, General Electric Co.
Project, 5.45%, 2/01/23	3,600,000	3,611,988
		560,181,952
Indiana 1.7%
Indiana Bond Bank Revenue, Special Program, Hendricks Regional Health Project, Series A, 5.50%,
2/01/29	9,000,000	9,994,050
Indiana State Finance Authority Environmental Revenue, Duke Energy Indiana Inc. Project, Refunding,
Series B, 6.00%, 8/01/39	10,000,000	11,082,900
Indiana State Finance Authority Hospital Revenue, Deaconess Hospital Obligated Group, Series A,
Pre-Refunded, 6.75%, 3/01/39	9,750,000	11,322,383
Indiana State Finance Authority Revenue,
Deaconess Health System Obligated Group, Refunding, Series A, 5.00%, 3/01/39	5,000,000	5,650,050
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	14,249,500
Stadium Project, Refunding, Series A, 5.25%, 2/01/37	10,000,000	12,136,700
Indiana State Finance Authority Wastewater Utility Revenue,
CWA Authority Project, first lien, Refunding, Series A, 5.00%, 10/01/39.	30,000,000	35,257,200
CWA Authority Project, first lien, Series A, 5.00%, 10/01/37	5,000,000	5,806,500
CWA Authority Project, first lien, Series A, 5.25%, 10/01/38	12,000,000	13,976,160
CWA Authority Project, first lien, Series A, 4.00%, 10/01/42	22,615,000	23,897,044
Indiana State Health and Educational Facility Financing Authority Hospital Revenue,
Community Foundation of Northwest Indiana Obligated Group, Pre-Refunded, 5.50%, 3/01/27	2,860,000	2,971,740
Community Foundation of Northwest Indiana Obligated Group, Refunding, 5.50%, 3/01/27	3,640,000	3,782,506
Indiana State Municipal Power Agency Power Supply System Revenue, Series B, Pre-Refunded,
6.00%, 1/01/39.	4,000,000	4,542,560
Indiana University Revenue, Refunding, Series A, 5.00%, 6/01/41	6,000,000	7,245,360
Indianapolis Local Public Improvement Bond Bank Revenue, Pilot Infrastructure Project, Series F,
AGMC Insured, 5.00%, 1/01/35	10,000,000	11,135,300
Jasper County PCR, Northern Indiana Public Service Co. Project, Refunding, Series C, NATL Insured,
5.60%, 11/01/16.	5,000,000	5,113,750
Northern Indiana Commuter Transportation District Industrial Revenue, Limited Obligation, 5.00%,
7/01/41	6,000,000	7,049,580
University of Southern Indiana Revenue, Student Fee, Series J, Assured Guaranty, 5.75%, 10/01/28	2,000,000	2,298,640
		187,511,923
Kansas 0.2%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health System/Sunbelt
Obligated Group, Refunding, Series C, 5.75%, 11/15/38	6,250,000	7,132,250
Wyandotte County Kansas City Unified Government Utility System Revenue,
Improvement, Refunding, Series A, 5.00%, 9/01/44	3,000,000	3,448,530
Improvement, Series A, 5.00%, 9/01/45	10,000,000	11,510,500
Series A, BHAC Insured, 5.25%, 9/01/34	5,000,000	5,534,200
		27,625,480
Kentucky 0.9%
Carroll County Environmental Facilities Revenue, Kentucky Utilities Co. Project, Series A, AMBAC
Insured, 5.75%, 2/01/26	12,500,000	13,541,000
Jefferson County Capital Projects Corp. Lease Revenue,
Refunding, Series A, zero cpn., 8/15/16	7,005,000	6,985,386
Refunding, Series A, zero cpn., 8/15/17	7,115,000	6,988,993

24 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Kentucky (continued)
Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare Inc.,
Captial Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/18	$8,585,000	$8,175,410
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena
Authority Inc., Series A, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/38	4,000,000	4,285,480
Kentucky State Municipal Power Agency Power System Revenue,
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/42	10,000,000	11,449,600
Prairie State Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 9/01/32	10,000,000	10,546,900
Kentucky State Property and Buildings Commission Revenues,
Project No. 90, Pre-Refunded, 5.50%, 11/01/28	13,230,000	14,747,084
Project No. 90, Refunding, 5.50%, 11/01/28	1,770,000	1,961,355
Louisville/Jefferson County Metro Government College Revenue, Bellarmine University Project,
Refunding and Improvement, Series A, 6.00%, 5/01/33.	3,000,000	3,203,970
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital and St.
Mary’s HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	11,500,000	12,573,755
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35.	7,000,000	7,639,520
		102,098,453
Louisiana 1.9%
East Baton Rouge Sewerage Commission Revenue, Series A, Pre-Refunded, 5.25%, 2/01/39	6,000,000	6,715,560
Lafayette Communications System Revenue, XLCA Insured, Pre-Refunded, 5.25%, 11/01/27.	12,485,000	13,307,137
Lafayette Public Trust Financing Authority Revenue, Ragin’ Cajun Facilities Inc., Housing and Parking
Project, Assured Guaranty, 5.50%, 10/01/35	6,000,000	7,003,260
Louisiana Local Government Environmental Facilities and CDA Revenue,
Bossier City Public Improvement Projects, AMBAC Insured, Pre-Refunded, 5.00%, 11/01/32	6,730,000	7,158,701
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/44	5,820,000	6,618,562
LCTCS Act 360 Project, 5.00%, 10/01/39.	10,000,000	11,357,000
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady Health
System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	10,000,000	11,790,000
Louisiana Public Facilities Authority Revenue,
Millennium Housing LLC Student Housing, Student Housing and Auxiliary Facilities Project,
Assured Guaranty, 5.00%, 11/01/30	10,000,000	10,354,900
Ochsner Clinic Foundation Project, 6.75%, 5/15/41.	15,500,000	18,595,660
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	7,500,000	8,254,725
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38	7,405,000	7,659,214
Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47	7,205,000	7,439,162
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	10,000,000	12,872,000
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.25%, 5/15/38	2,855,000	2,981,791
Ochsner Clinic Foundation Project, Series B, Pre-Refunded, 5.50%, 5/15/47	2,795,000	2,926,281
Louisiana State Gasoline and Fuels Tax Revenue, second lien, Series B, 5.00%, 5/01/45	13,690,000	15,308,158
St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue, Series A,
AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36	6,230,000	6,540,690
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	49,100,000	50,347,140
		207,229,941
Maine 0.3%
Maine State Educational Loan Authority Student Loan Revenue, Supplemental Education Loan
Program, Series A-3, Assured Guaranty, 5.875%, 12/01/39	10,670,000	11,975,368
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36	4,250,000	4,770,667
Maine General Medical Center Issue, 7.00%, 7/01/41	10,000,000	11,266,000
		28,012,035

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Maryland 1.1%
Baltimore Project Revenue,
Subordinate Project, Wastewater Projects, Series C, 5.00%, 7/01/39	$10,000,000	$11,664,000
Subordinate Project, Wastewater Projects, Series C, 5.00%, 7/01/44	10,000,000	11,622,300
Subordinate Project, Water Projects, Series A, 5.00%, 7/01/39.	9,430,000	10,999,152
Subordinate Project, Water Projects, Series A, 5.00%, 7/01/44.	5,500,000	6,392,265
Wastewater Projects, Series C, 5.00%, 7/01/38	5,000,000	5,832,050
Wastewater Projects, Series C, 5.00%, 7/01/43	10,000,000	11,573,800
Water Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/37	8,130,000	8,535,443
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	5,000,000	5,690,750
Maryland State EDC Student Housing Revenue, University of Maryland, College Park Projects,
Refunding, Assured Guaranty, 5.00%, 6/01/33	15,000,000	15,050,850
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,547,290
LifeBridge Health Issue, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/28	1,125,000	1,181,104
LifeBridge Health Issue, Refunding, Assured Guaranty, 5.00%, 7/01/28	1,875,000	1,964,025
Upper Chesapeake Hospitals Issue, Series C, Pre-Refunded, 6.00%, 1/01/38	5,000,000	5,435,250
Western Maryland Health System Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/34 .	19,345,000	19,477,126
		118,965,405
Massachusetts 3.1%
Massachusetts Bay Transportation Authority Revenue,
Assessment, Refunding, Series A, 5.25%, 7/01/34	19,520,000	21,247,325
Assessment, Series A, Pre-Refunded, 5.25%, 7/01/34	8,110,000	8,878,828
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A, 5.00%,
7/01/28	10,000,000	13,084,700
Massachusetts State Department of Transportation Metropolitan Highway System Revenue, Senior,
Refunding, Series B, 5.00%, 1/01/37.	31,000,000	34,648,080
Massachusetts State Development Finance Agency Revenue,
Brandeis University Issue, Refunding, Series O-1, 5.00%, 10/01/40	19,865,000	22,012,605
Partners Healthcare System Issue, Refunding, Series Q, 5.00%, 7/01/47	15,000,000	17,724,900
Wellesley College Issue, Series J, 5.00%, 7/01/42	10,000,000	11,604,100
Worcester Polytechnic Institute Issue, Refunding, NATL Insured, 5.00%, 9/01/37	10,000,000	10,473,500
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28	9,740,000	10,495,921
Refunding, Series K, 5.25%, 7/01/29	8,565,000	9,666,630
Series H, Assured Guaranty, 6.35%, 1/01/30	3,490,000	3,653,890
Massachusetts State GO, Consolidated Loan, Series C, AMBAC Insured, Pre-Refunded, 5.00%,
8/01/37	10,000,000	10,526,700
Massachusetts State Health and Educational Facilities Authority Revenue,
Berklee College of Music Issue, Refunding, Series A, 5.00%, 10/01/37	10,000,000	10,503,000
Emmanuel College Issue, NATL Insured, 5.00%, 7/01/37	10,000,000	10,209,500
Northeastern University Issue, Series A, 5.00%, 10/01/35	20,000,000	22,700,400
Northeastern University Issue, Series R, 5.00%, 10/01/33	6,830,000	7,457,882
Springfield College Issue, 5.50%, 10/15/31	1,710,000	1,913,849
Springfield College Issue, 5.625%, 10/15/40	7,000,000	7,754,740
Massachusetts State HFAR, Housing, Series B, 7.00%, 12/01/38	9,140,000	9,866,996
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A, AMBAC
Insured, 4.50%, 8/15/35	30,000,000	31,086,000
Massachusetts State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 4.00%,
6/01/35	10,000,000	10,681,100
Massachusetts State Water Pollution Abatement Trust Revenue, Massachusetts State Water
Resources Authority Program, Series A, 5.00%, 8/01/32	225,000	225,673

26 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
Massachusetts Water Resources Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29.	$450,000	$451,692
[a] Massachusetts Water Resources Authority Revenue, General, Green Bond, Refunding, Series C,
5.00%, 8/01/40.	30,000,000	36,274,200
University of Massachusetts Building Authority Project Revenue, Senior Series 1, 5.00%, 11/01/39	20,000,000	23,720,000
		346,862,211
Michigan 3.1%
Detroit City School District GO,
School Building and Site Improvement, Refunding, Series A, 5.00%, 5/01/30	1,245,000	1,400,239
School Building and Site Improvement, Refunding, Series A, 5.00%, 5/01/33	1,500,000	1,666,875
Detroit GO, Distributable State Aid, 5.00%, 11/01/30	22,500,000	23,910,750
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, 5.25%, 7/01/39.	12,000,000	13,357,560
Grand Rapids Public Schools GO, School Building and Site, AGMC Insured, Pre-Refunded, 4.50%,
5/01/31	21,800,000	22,626,002
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I-A, 5.375%, 10/15/36	6,730,000	7,765,141
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/44	20,655,000	24,019,906
Facilities Program, Series H, 5.125%, 10/15/33	12,500,000	13,900,750
Facilities Program, Series H, AGMC Insured, 5.00%, 10/15/26	5,000,000	5,592,900
Facilities Program, Series I, 6.25%, 10/15/38	5,860,000	6,538,354
Facilities Program, Series I, Pre-Refunded, 6.25%, 10/15/38	9,140,000	10,337,614
Refunding, Series A1, NATL Insured, 5.00%, 10/15/31	4,100,000	4,168,306
Series IA, NATL Insured, Pre-Refunded, 5.00%, 10/15/31	5,375,000	5,483,629
Michigan State Finance Authority Hospital Revenue,
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	29,610,000	33,604,389
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/45	20,000,000	23,322,800
Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39	140,000	168,521
Michigan State Finance Authority Revenue,
Beaumont, Health Credit Group, Series A, 5.00%, 11/01/44	12,425,000	14,331,243
School District of the City of Detroit, Refunding, 5.00%, 6/01/18.	2,400,000	2,515,080
School District of the City of Detroit, Refunding, 5.00%, 6/01/19.	1,900,000	2,022,873
School District of the City of Detroit, Refunding, 5.00%, 6/01/20.	1,500,000	1,618,410
School District of the City of Detroit, Refunding, 5.50%, 6/01/21.	10,000,000	10,770,000
Michigan State GO,
Environmental Program, Refunding, Series A, 6.00%, 11/01/24	1,000,000	1,157,930
Environmental Program, Refunding, Series A, 5.50%, 11/01/25	1,000,000	1,142,500
Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19	405,000	414,854
Michigan State Hospital Finance Authority Revenue,
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/29	4,000,000	4,608,080
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,778,950
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34	9,230,000	10,567,704
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	770,000	934,387
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Exempt Facilities
Project, Refunding, Series KT, 5.625%, 7/01/20	7,000,000	8,092,280
Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset-Backed, Senior
Series A, 6.00%, 6/01/34.	40,000,000	40,051,200
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	20,000,000	23,435,200
William Beaumont Hospital Obligated Group, Series W, Pre-Refunded, 6.375%, 8/01/29	10,000,000	11,731,100
Wayne State University Revenue, General, AMBAC Insured, Pre-Refunded, 5.00%, 11/15/36	5,000,000	5,114,450
		342,149,977

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota 0.2%
Minneapolis Health Care System Revenue,
Fairview Health Services, Series A, Pre-Refunded, 6.625%, 11/15/28	$11,000,000	$12,604,900
Fairview Health Services, Series A, Pre-Refunded, 6.75%, 11/15/32.	6,250,000	7,181,437
[a] St. Cloud Health Care Revenue, CentraCare Health, Refunding, Series A, 5.00%, 5/01/46	5,000,000	5,856,150
		25,642,487
Mississippi 0.5%
Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding, 5.875%,
4/01/22	32,520,000	32,926,500
Mississippi Development Bank Special Obligation Revenue,
City of Jackson Capital City Convention Center Project, Refunding, Series A, 5.00%, 3/01/36	10,000,000	12,713,800
City of Jackson Water and Sewer System Project, AGMC Insured, 6.875%, 12/01/40	3,400,000	4,450,770
		50,091,070
Missouri 0.4%
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	28,779,000
St. Luke’s Health System, Series B, AGMC Insured, 5.50%, 11/15/35	15,000,000	16,515,900
		45,294,900
Nebraska 1.7%
Adams County School District No. 018 GO, Hastings Public Schools, AGMC Insured, Pre-Refunded,
5.00%, 12/15/31.	5,795,000	5,952,450
Lancaster County Correctional Facility Joint Public Agency GO, Building, 5.00%, 12/01/28	5,000,000	5,549,250
Lancaster County School District No. 001 GO, Lincoln Public Schools, Pre-Refunded, 5.00%, 1/15/36	24,725,000	24,945,300
Madison County Hospital Authority No. 001 Hospital Revenue, Faith Regional Health Services Project,
Series A-1, 6.00%, 7/01/33	12,000,000	13,130,880
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A, BHAC
Insured, 5.375%, 4/01/39	5,000,000	5,549,300
Omaha Convention Hotel Corp. Revenue, Convention Center, first tier, Refunding, AMBAC Insured,
5.00%, 2/01/35.	30,000,000	30,811,500
Omaha Public Facilities Corp. Lease Revenue, Baseball Stadium Project, 5.00%, 6/01/36	9,000,000	9,960,210
Omaha Public Power District Electric System Revenue, Series C, 5.00%, 2/01/39	23,305,000	26,713,589
Omaha Public Power District Separate Electric System Revenue,
Nebraska City 2, Refunding, Series A, 5.00%, 2/01/49	10,000,000	11,577,500
Nebraska City 2, Series A, 5.25%, 2/01/42.	10,000,000	11,853,600
[a] Public Power Generation Agency Revenue,
Whelan Energy Center Unit 2, Refunding, Series A, 5.00%, 1/01/37	6,935,000	8,135,587
Whelan Energy Center Unit 2, Refunding, Series A, 5.00%, 1/01/40	1,250,000	1,459,288
Whelan Energy Center Unit 2, Refunding, Series A, 5.00%, 1/01/41	1,690,000	1,971,351
University of Nebraska Revenue,
Lincoln Student Fees and Facilities, 5.00%, 7/01/37	5,000,000	5,816,050
Lincoln Student Fees and Facilities, 5.00%, 7/01/42	7,500,000	8,551,350
Lincoln Student Fees and Facilities, Series A, 5.25%, 7/01/34	5,000,000	5,533,750
Omaha Student Facilities Project, Pre-Refunded, 5.00%, 5/15/32	5,000,000	5,222,500
University of Nebraska Omaha Health and Recreation Project, 5.00%, 5/15/38	5,000,000	5,370,600
		188,104,055
Nevada 0.2%
Clark County School District GO, Refunding, Series A, NATL Insured, 5.00%, 6/15/24	15,000,000	16,134,300
Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%, 12/01/17	3,145,000	3,157,360
		19,291,660

28 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
New Hampshire 0.3%
Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%, 6/20/33.	$4,616,000	$4,631,556
New Hampshire Municipal Bond Bank Revenue, Series B, 5.00%, 8/15/39	11,250,000	12,881,362
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group, Series A,
6.125%, 10/01/39	5,000,000	5,618,150
New Hampshire State Health and Education Facilities Authority Revenue,
The Memorial Hospital Issue, Refunding, 5.25%, 6/01/26	1,000,000	1,002,870
The Memorial Hospital Issue, Refunding, 5.25%, 6/01/36	1,100,000	1,102,585
University System of New Hampshire Issue, Refunding, 5.00%, 7/01/45	10,350,000	12,032,496
		37,269,019
New Jersey 3.0%
Bayonne GO, General Improvement, Pre-Refunded, 5.75%, 7/01/35	9,000,000	10,346,940
New Jersey EDA Revenue,
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	10,000,000	10,103,600
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	5,000,000	5,051,800
School Facilities, Series U, Pre-Refunded, 5.00%, 9/01/37	14,285,000	15,095,531
School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/31.	14,775,000	15,923,461
School Facilities Construction, Series NN, 5.00%, 3/01/28	22,000,000	23,917,300
New Jersey Health Care Facilities Financing Authority State Contract Revenue, Hospital Asset
Transformation Program, Series A, 5.25%, 10/01/38.	10,000,000	10,735,800
New Jersey State COP,
Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/25	20,305,000	21,809,397
Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/26	8,000,000	8,575,360
Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/27	4,000,000	4,282,760
Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/28	2,000,000	2,139,520
New Jersey State Housing and Mortgage Finance Agency Revenue, Series AA, 6.375%, 10/01/28	1,320,000	1,367,005
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/38	25,000,000	26,878,000
Transportation Program, Series AA, 5.00%, 6/15/45	15,000,000	16,029,150
Transportation System, Series A, 6.00%, 12/15/38	39,505,000	43,829,217
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/32	9,705,000	10,246,054
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	20,495,000	23,274,737
Transportation System, Series B, 5.25%, 6/15/36	10,000,000	10,773,700
Transportation System, Series C, 5.25%, 6/15/32	25,000,000	27,602,000
Transportation System, Series D, 5.25%, 12/15/23	15,000,000	17,052,000
New Jersey State Turnpike Authority Turnpike Revenue,
Growth and Income Securities, Series B, AMBAC Insured, Pre-Refunded, 5.15%, 1/01/35	10,000,000	10,297,700
Series E, 5.25%, 1/01/40	13,925,000	15,415,254
		330,746,286
New Mexico 0.1%
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare
Services Obligated Group, Refunding, 5.00%, 8/01/44	10,000,000	11,629,700
New York 8.1%
Long Island Power Authority Electric System Revenue, General, Series A, Pre-Refunded, 6.00%,
5/01/33	12,500,000	14,401,625
MTA Dedicated Tax Fund Revenue,
Series B, 5.25%, 11/15/28	6,000,000	6,904,980
Series B, 5.25%, 11/15/29	4,000,000	4,600,280
Series B, 5.25%, 11/15/30	3,000,000	3,445,710
Series B, 5.00%, 11/15/34	15,000,000	16,970,100

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
MTA Revenue,
Transportation, Refunding, Series D, 5.25%, 11/15/40	$15,000,000	$17,227,650
Transportation, Series A, 5.00%, 11/15/37	25,000,000	26,385,500
Transportation, Series A, 5.00%, 11/15/38	11,800,000	13,773,904
Transportation, Series C, 6.50%, 11/15/28	3,690,000	4,202,836
Transportation, Series C, Pre-Refunded, 6.50%, 11/15/28	11,310,000	12,918,621
Transportation, Series D, 5.00%, 11/15/34	10,000,000	11,484,800
Transportation, Series D, 5.00%, 11/15/36	9,500,000	11,082,510
Transportation, Series D, Sub Series D-1, 5.00%, 11/15/39	15,000,000	17,600,400
Transportation, Sub Series A-1, 5.00%, 11/15/40	30,000,000	34,640,400
New York City GO,
Fiscal 2002, Series D, 5.50%, 6/01/24	180,000	180,659
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/23.	24,620,000	27,761,512
Series E, Sub Series E-1, 6.25%, 10/15/28	480,000	543,144
Series E, Sub Series E-1, Pre-Refunded, 6.25%, 10/15/28	9,520,000	10,774,831
Series F, 5.25%, 1/15/23	5,000	5,018
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Fiscal 2009, Series A, 5.75%, 6/15/40	6,000,000	6,607,920
Second General Resolution, Fiscal 2008, Refunding, Series AA, 5.00%, 6/15/37	10,000,000	10,464,700
Second General Resolution, Fiscal 2009, Refunding, Series EE, 5.25%, 6/15/40	64,970,000	72,733,265
Second General Resolution, Fiscal 2009, Refunding, Series FF-2, 5.50%, 6/15/40	15,000,000	17,044,350
Second General Resolution, Fiscal 2012, Refunding, Series AA, 5.00%, 6/15/34	10,000,000	11,673,600
Second General Resolution, Fiscal 2013, Refunding, Series DD, 5.00%, 6/15/35	30,705,000	36,403,848
Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	15,000,000	17,568,300
Second General Resolution, Fiscal 2015, Refunding, Series FF, 5.00%, 6/15/39.	10,000,000	11,927,100
Second General Resolution, Fiscal 2015, Refunding, Series HH, 5.00%, 6/15/39	15,000,000	17,890,650
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2009, Series S-2, 6.00%, 7/15/38	20,000,000	22,167,600
Fiscal 2009, Series S-3, 5.25%, 1/15/34	10,170,000	11,285,547
Fiscal 2009, Series S-4, 5.50%, 1/15/34	12,890,000	14,433,320
Fiscal 2011, Series S-2, Sub Series S-2A, 5.00%, 7/15/40.	35,000,000	40,513,550
Fiscal 2012, Series S-1, Sub Series S-1A, 5.25%, 7/15/37.	5,300,000	6,246,421
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2011, sub. bond, Series C, 5.00%, 11/01/39	15,000,000	16,869,000
Future Tax Secured, Fiscal 2014, sub. bond, Series A, Sub Series A-1, 5.00%, 11/01/34	15,000,000	18,093,150
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Port Authority Consolidated, Secured, 5.25%, 12/15/43	25,000,000	29,380,750
Second Priority, Bank of America Tower at One Bryant Park Project, Class 1, Refunding, 5.625%,
1/15/46	25,000,000	28,959,000
Seven World Trade Center Project, Refunding, 5.00%, 9/15/43.	6,500,000	7,223,580
New York Liberty Development Corp. Revenue,
Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	40,000,000	50,912,800
Goldman Sachs Headquarters Issue, 5.50%, 10/01/37	24,995,000	32,615,476
New York State Dormitory Authority Lease Revenues, State University Dormitory Facilities, Series A,
5.00%, 7/01/41.	10,000,000	11,463,100
New York State Dormitory Authority Revenues, State Supported Debt, Upstate Community Colleges,
Series C, 6.00%, 7/01/31.	23,215,000	26,344,150
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Series A, 5.00%, 2/15/36	15,000,000	17,642,100
Group C, Series B, 5.00%, 2/15/40	20,000,000	23,591,000
New York State HFAR, Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.125%,
11/01/20	85,000	85,188

30 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Urban Development Corp. Revenue,
State Personal Income Tax, General Purpose, Series A, 5.00%, 3/15/31	$10,000,000	$11,620,300
State Personal Income Tax, State Facilities and Equipment, Series B-1, 5.00%, 3/15/36	5,000,000	5,519,850
Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Seventy-Ninth
Series, 5.00%, 12/01/38	20,000,000	23,780,000
Triborough Bridge and Tunnel Authority Revenues,
General, MTA Bridges and Tunnels, Series A, 5.25%, 11/15/38	25,000,000	26,972,500
General, MTA Bridges and Tunnels, Series A-2, 5.25%, 11/15/34	7,500,000	8,280,600
General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	15,000,000	18,277,800
		889,494,995
North Carolina 2.1%
Charlotte COP, Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/34	13,000,000	14,411,930
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series A, Pre-Refunded, 5.50%, 1/01/26	4,500,000	5,044,995
Series B, ETM, 6.00%, 1/01/22.	1,250,000	1,579,600
Series B, ETM, 6.25%, 1/01/23.	39,030,000	51,342,794
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, 5.00%, 5/01/23	20,000,000	23,071,800
Series A, 5.00%, 5/01/26	20,000,000	23,004,200
Series A, Pre-Refunded, 5.00%, 5/01/24	5,500,000	6,169,350
Series A, Pre-Refunded, 5.00%, 5/01/25	5,750,000	6,449,775
Series A, Pre-Refunded, 5.00%, 5/01/27	4,500,000	5,047,650
Series A, Pre-Refunded, 5.00%, 5/01/28	4,250,000	4,767,225
North Carolina Turnpike Authority Triangle Expressway System Revenue,
Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/33	25,000,000	14,140,750
Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/34	15,000,000	8,114,250
Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/35	15,215,000	7,847,745
Series A, Assured Guaranty, 5.50%, 1/01/29	6,750,000	7,480,755
Series A, Assured Guaranty, 5.75%, 1/01/39	10,380,000	11,522,319
Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/40	7,915,000	9,080,325
Wake County GO, Refunding, Series C, 5.00%, 3/01/25	21,780,000	28,017,139
		227,092,602
North Dakota 0.3%
Grand Forks Health Care System Revenue,
Altru Health System Obligated Group, Assured Guaranty, 5.00%, 12/01/26	8,385,000	9,007,503
Altru Health System Obligated Group, Refunding, 5.50%, 12/01/20.	8,870,000	9,512,454
Altru Health System Obligated Group, Refunding, 5.50%, 12/01/24.	13,945,000	14,955,036
		33,474,993
Ohio 3.1%
Akron Income Tax Revenue, Community Learning Centers, Refunding, Series A, 5.00%, 12/01/29	10,000,000	11,833,500
American Municipal Power-Ohio Inc. Revenue,
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38.	1,215,000	1,288,532
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/39.	5,000,000	5,756,500
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/42.	2,500,000	2,855,750
Prairie State Energy Campus Project, Series A, Pre-Refunded, 5.00%, 2/15/38	21,285,000	22,873,925
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, 6.00%, 6/01/45	6,750,000	7,268,535
Buckeye Tobacco Settlement Financing Authority Revenue,
Tobacco Settlement, Senior, Capital Appreciation, Turbo Term, Series A-3, 6.25%, 6/01/37	15,000,000	14,946,900
Tobacco Settlement, Senior Current Interest Turbo Term, Series A-2, 5.75%, 6/01/34	10,000,000	9,577,200
Cleveland-Cuyahoga County Port Authority Development Lease Revenue, Administrative Headquarters
Project, 5.00%, 7/01/37	6,000,000	7,694,940

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Franklin County Hospital Facilities Revenue, OhioHealth Corp., 5.00%, 5/15/40	$10,000,000	$11,675,100
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Improvement and Refunding, Series A, 5.00%, 12/01/38	12,000,000	13,995,360
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	21,060,000	24,062,103
Kent State University Revenues, General Receipts, Series A, 5.00%, 5/01/37	10,500,000	12,065,655
Little Miami Local School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%,
12/01/34	4,000,000	4,101,800
Maple Heights City School District GO, School Facilities Improvement, Pre-Refunded, 5.00%, 1/15/37	29,370,000	30,261,472
Marysville Wastewater Treatment System Revenue,
Refunding, XLCA Insured, 5.00%, 12/01/31	2,255,000	2,307,226
Refunding, XLCA Insured, 5.00%, 12/01/36	3,000,000	3,065,280
XLCA Insured, Pre-Refunded, 5.00%, 12/01/31	5,745,000	5,889,544
XLCA Insured, Pre-Refunded, 5.00%, 12/01/36	10,725,000	10,994,841
Ohio State Air Quality Development Authority Revenue,
Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	15,000,000	17,892,900
Pollution Control, FirstEnergy Generation Corp. Project, Refunding, Series C, 5.625%, 6/01/18	8,500,000	9,080,040
Ohio State GO,
Infrastructure Improvement, Series A, Pre-Refunded, 5.375%, 9/01/28	3,765,000	4,078,549
Infrastructure Improvement, Series A, Pre-Refunded, 5.375%, 9/01/28	6,235,000	6,760,237
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital
Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35.	35,000,000	33,753,650
Ohio State University Revenue, Special Purpose General Receipts, Series A, 5.00%, 6/01/38.	10,000,000	11,527,700
Ohio State Water Development Authority PCR, FirstEnergy Nuclear Generation Corp. Project,
Mandatory Put 6/01/16, Refunding, Series A, 5.875%, 6/01/33	13,000,000	13,045,110
Scioto County Hospital Facilities Revenue, Southern Ohio Medical Center, Refunding, 5.75%, 2/15/38	17,000,000	18,223,830
Toledo Water System Revenue, Improvement and Refunding, 5.00%, 11/15/38	20,000,000	23,121,600
		339,997,779
Oregon 0.7%
Oregon Health and Science University Revenue, Series A, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,756,750
Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Series A,
Pre-Refunded, 4.50%, 11/15/32	30,000,000	31,708,800
Port of Portland International Airport Revenue, Series Nineteen, Pre-Refunded, 5.50%, 7/01/38	25,000,000	27,531,750
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/35	11,540,000	13,077,128
		78,074,428
Pennsylvania 2.4%
Centennial School District Bucks County GO, Series B, AGMC Insured, 5.25%, 12/15/37	13,655,000	15,099,836
Coatesville Area School District GO, AGMC Insured, 5.00%, 8/01/24	6,420,000	6,740,101
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/33	4,550,000	5,287,782
Series B, 5.00%, 6/01/42	5,400,000	5,986,116
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
5.60%, 7/01/17.	5,000,000	5,269,500
Erie Water Authority Water Revenue, Refunding, 5.00%, 12/01/43	5,000,000	5,841,050
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project, Series
A, 5.375%, 8/15/28	5,000,000	5,450,350
Pennsylvania State Economic Development Financing Authority Water Facilities Revenue, Aqua
Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	20,000,000	22,760,600
Pennsylvania State Economic Development Financing Authority Water Facility Revenue, Pennsylvania-
American Water Co. Project, 6.20%, 4/01/39	12,500,000	13,949,500

32 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Turnpike Commission Turnpike Revenue,
Capital Appreciation, Subordinate, Series C, AGMC Insured, zero cpn. to 6/01/16, 6.25%
thereafter, 6/01/33	$5,000,000	$6,507,500
Motor License Fund-Enhanced, Subordinate, Series A, 5.00%, 12/01/37	3,000,000	3,450,300
Motor License Fund-Enhanced, Subordinate, Series A, Sub Series A-1, 5.00%, 12/01/38	20,000,000	22,250,200
Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/28.	5,000,000	5,528,500
Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38.	15,000,000	16,662,450
sub. bond, Series B, 5.75%, 6/01/39	20,000,000	22,532,000
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	11,000,000	12,287,660
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.30%,
1/01/18	370,000	371,243
Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.35%,
1/01/23	5,145,000	5,164,345
Mortgage, North Philadelphia Health Systems, Refunding, Series A, FHA Insured, 5.375%,
1/01/28	3,700,000	3,707,548
Philadelphia Municipal Authority Lease Revenue, 6.375%, 4/01/29	4,500,000	5,131,620
Philadelphia School District GO,
2014, Series E, Pre-Refunded, 6.00%, 9/01/38.	15,000	16,782
Series E, Pre-Refunded, 6.00%, 9/01/38	340,000	380,389
Series F, 6.00%, 9/01/38	24,645,000	26,047,547
Philadelphia Water and Wastewater Revenue,
Series A, 5.25%, 1/01/25	1,000,000	1,103,140
Series A, 5.00%, 1/01/26	5,000,000	5,479,000
Series A, 5.00%, 1/01/27	1,750,000	1,914,763
Series A, 5.25%, 1/01/32	5,000,000	5,492,250
Series A, 5.00%, 7/01/45	15,000,000	17,249,850
Pittsburgh and Allegheny County Sports and Exhibition Authority Hotel Room Regional Enterprise
Tower Revenue, Refunding, AGMC Insured, 5.00%, 2/01/35	18,000,000	20,357,280
		268,019,202
Rhode Island 0.9%
Rhode Island Convention Center Authority Revenue, Refunding, Series A, Assured Guaranty, 5.50%,
5/15/27	17,300,000	19,573,739
Rhode Island Housing and Mortgage Finance Corp. Revenue,
Homeownership Opportunity, Refunding, Series 15-A, 6.85%, 10/01/24	155,000	155,713
Homeownership Opportunity, Series 10-A, 6.50%, 10/01/22.	220,000	220,955
Homeownership Opportunity, Series 10-A, 6.50%, 4/01/27	130,000	130,564
Rhode Island State Health and Educational Building Corp. Higher Education Facilities Revenue, Brown
University Issue, Refunding, Series A, 5.00%, 9/01/39	9,000,000	10,051,920
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue, New
England Institute of Technology Issue, Series A, 5.125%, 3/01/40	16,435,000	18,329,627
Rhode Island State Health and Educational Building Corp. Revenue,
Higher Education Facility, Board of Governors for Higher Education, University of Rhode Island,
Educational and General Issue, Refunding, Series G, AMBAC, 5.00%, 9/15/30	10,000,000	10,028,800
Hospital Financing, Lifespan Obligated Group Issue, Refunding, Series A, AGMC Insured, 5.00%,
5/15/26	5,000,000	5,013,750
Hospital Financing, Lifespan Obligated Group Issue, Refunding, Series A, AGMC Insured, 5.00%,
5/15/32	12,440,000	12,470,602
Hospital Financing, Lifespan Obligated Group Issue, Series A, 7.00%, 5/15/39	8,200,000	9,247,386
Public Schools, Bond Financing Program, Town of East Greenwich Issue, Series A, 5.00%,
5/15/37	10,000,000	11,727,300
		96,950,356

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
South Carolina 1.2%
Greenville County School District Installment Purchase Revenue, Building Equity Sooner for Tomorrow,
Refunding, 5.00%, 12/01/28	$7,500,000	$7,688,700
Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood School District No.
50, South Carolina Project, Assured Guaranty, Pre-Refunded, 4.50%, 12/01/32	7,030,000	7,435,139
Piedmont Municipal Power Agency Electric Revenue, Series A-2, 5.00%, 1/01/24	10,000,000	10,543,900
SCAGO Educational Facilities Corp. for Beaufort School District Revenue, Installment Purchase,
School District of Beaufort County Project, Refunding, AGMC Insured, 5.00%, 12/01/31	5,340,000	5,466,825
SCAGO Educational Facilities Corp. for Chesterfield School District Revenue, Installment Purchase,
Chesterfield County School District Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/29	7,500,000	7,690,875
SCAGO Educational Facilities Corp. for Colleton School District Revenue,
Installment Purchase, School District of Colleton County Project, Assured Guaranty, Pre-
Refunded, 5.00%, 12/01/25	3,340,000	3,425,003
Installment Purchase, School District of Colleton County Project, Assured Guaranty, Pre-
Refunded, 5.00%, 12/01/26	4,000,000	4,101,800
SCAGO Educational Facilities Corp. for Pickens School District Revenue,
Installment Purchase, School District of Pickens County Project, AGMC Insured, Pre-Refunded,
5.00%, 12/01/25	18,900,000	19,375,524
Installment Purchase, School District of Pickens County Project, AGMC Insured, Pre-Refunded,
5.00%, 12/01/31	10,000,000	10,251,600
South Carolina Jobs EDA Hospital Revenue,
AnMed Health Project, Refunding and Improvement, Series B, Assured Guaranty, 5.375%,
2/01/29	4,000,000	4,414,720
Palmetto Health, Refunding, Series A, AGMC Insured, 5.00%, 8/01/35	20,000,000	21,466,800
Palmetto Health, Refunding and Improvement, 5.75%, 8/01/39.	3,000,000	3,283,020
South Carolina State Public Service Authority Revenue,
Refunding, Series B, 5.00%, 12/01/50	15,000,000	17,086,350
Series A, Pre-Refunded, 5.50%, 1/01/38	7,500,000	8,429,475
Series B, Pre-Refunded, 5.25%, 1/01/34	6,000,000	6,687,360
		137,347,091
South Dakota 0.4%
Huron School District No. 2-2 GO, 5.00%, 6/15/39	4,000,000	4,590,680
South Dakota State Health and Educational Facilities Authority Revenue,
Avera Health Issue, Series B, 5.50%, 7/01/35	3,000,000	3,259,200
Avera Health Issue, Series B, 5.25%, 7/01/38	5,000,000	5,354,650
Sanford Health, Pre-Refunded, 5.00%, 11/01/27	2,355,000	2,452,262
Sanford Health, Pre-Refunded, 5.00%, 11/01/40	12,945,000	13,479,629
Vocational Education Program, Refunding, Series A, 5.00%, 8/01/38	3,475,000	4,071,970
Vocational Education Program, Refunding, Series A, 5.00%, 8/01/46	6,005,000	6,845,039
Vocational Education Program, Series A, 5.125%, 8/01/46	7,000,000	8,015,630
		48,069,060
Tennessee 0.2%
Knox County Health Educational and Housing Facility Board Revenue, University Health System Inc.,
Refunding, 5.25%, 4/01/27	17,500,000	18,118,800
Texas 11.6%
[a] Aledo ISD, GO, Refunding, PSF Guarantee, 5.00%, 2/15/43	3,075,000	3,667,583
Allen ISD,
GO, Collin County, School Building, PSF Guarantee, 5.00%, 2/15/41	12,000,000	14,312,520
GO, Collin County, School Building, Series A, Pre-Refunded, 5.00%, 2/15/39.	11,575,000	12,878,576
Austin Community College District Public Facility Corp. Revenue,
Educational Facility Project, Round Rock Campus, Pre-Refunded, 5.25%, 8/01/33	8,675,000	9,526,798
Hays New Campus Project, 5.00%, 8/01/36	5,700,000	6,683,934

34 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Austin Electric Utility System Revenue, Refunding, Series A, 5.00%, 11/15/45.	$10,000,000	$11,674,200
Austin ISD, GO, Travis County, Refunding, 5.00%, 8/01/33	10,000,000	10,875,700
Austin Water and Wastewater System Revenue, Refunding, Series A, 5.00%, 11/15/38	20,000,000	23,373,800
Bexar County GO, Certificates of Obligation, Combined Flood Control Tax and Revenue, AGMC
Insured, Pre-Refunded, 5.00%, 6/15/37	20,000,000	20,101,800
Bexar County Hospital District GO, Certificates of Obligation, Combination Tax and Revenue, 5.00%,
2/15/38	10,000,000	10,689,100
Central Texas Regional Mobility Authority Revenue,
senior lien, Refunding, 6.00%, 1/01/41	14,000,000	16,595,040
senior lien, Series A, 5.00%, 1/01/45.	5,000,000	5,717,900
Corpus Christi Utility System Revenue,
Improvement, junior lien, 5.00%, 7/15/38	6,000,000	6,842,220
Improvement, junior lien, 5.00%, 7/15/43	7,000,000	7,924,140
Improvement, junior lien, Series A, 5.00%, 7/15/40	13,200,000	15,319,128
Crowley ISD, GO, Tarrant and Johnson Counties, Unlimited Tax School Building, PSF Guarantee,
5.00%, 8/01/36.	13,900,000	15,080,666
Dallas Area Rapid Transit Sales Tax Revenue, Refunding, Series A, 5.00%, 12/01/46	10,000,000	11,873,300
Dallas Civic Center Revenue, Refunding and Improvement, Assured Guaranty, 5.25%, 8/15/34	18,975,000	21,224,676
Dallas County Utility and Reclamation District GO, Refunding, Series A, AMBAC Insured, 5.375%,
2/15/29	28,325,000	29,307,311
Dallas Waterworks and Sewer System Revenue, Refunding, 5.00%, 10/01/35.	10,000,000	11,524,400
Dallas/Fort Worth International Airport Revenue,
Joint, Refunding, Series D, 5.25%, 11/01/32.	10,000,000	12,042,400
Joint Improvement, Series A, 5.00%, 11/01/42	25,000,000	28,206,500
Denton ISD, GO, School Building, PSF Guarantee, Pre-Refunded, 5.00%, 8/15/38	15,710,000	16,542,473
Ector County ISD, GO, School Building, PSF Guarantee, 5.00%, 8/15/36	10,355,000	12,083,042
Forney ISD,
GO, Refunding, PSF Guarantee, 5.00%, 8/15/37	15,000,000	17,814,900
GO, School Building, Series A, PSF Guarantee, Pre-Refunded, 6.00%, 8/15/37	2,000,000	2,235,980
Goose Creek Consolidated ISD, GO, Schoolhouse, PSF Guarantee, 5.00%, 2/15/38	6,045,000	6,973,814
Grand Parkway Transportation Corp. System Toll Revenue, Capital Appreciation, Series B, zero cpn. to
9/30/23, 5.80% thereafter, 10/01/45	10,000,000	8,424,200
Harris County Cultural Education Facilities Finance Corp. Revenue, Houston Methodist Hospital,
5.00%, 12/01/45.	30,000,000	34,786,800
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann Healthcare
System, Series B, Pre-Refunded, 7.25%, 12/01/35	13,500,000	15,695,910
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured, 5.125%,
2/15/32	10,215,000	10,522,982
Harris County MTA Revenue, Sales and Use Tax, Contractual Obligations, Series B, Pre-Refunded,
5.00%, 11/01/33.	10,000,000	11,395,100
Hays County GO, Road, 5.00%, 2/15/36	6,960,000	7,863,338
Hidalgo County Regional Mobility Authority Vehicle Registration Revenue,
senior lien, Refunding, 5.25%, 12/01/38.	5,000,000	5,962,450
senior lien, Refunding, 5.00%, 12/01/43.	5,000,000	5,698,450
Houston Airport System Revenue,
Refunding, second lien, Series A, 5.50%, 7/01/34	5,000,000	5,479,150
Refunding, second lien, Series A, 5.50%, 7/01/39	30,850,000	33,688,200
Houston Utility System Revenue, Combined, first lien, Refunding, Series D, 5.00%, 11/15/36	10,000,000	11,631,500
Hutto ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 8/01/39	10,000,000	11,814,000
Keller ISD, GO, School Building, Pre-Refunded, 5.50%, 2/15/35	10,000,000	11,277,900

franklintempleton.com

Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Laredo Waterworks Sewer System Revenue,
5.25%, 3/01/40	$16,535,000	$18,633,953
AGMC Insured, 5.00%, 3/01/41	2,500,000	2,759,600
Lower Colorado River Authority Revenue, Refunding and Improvement, 2014, Series A, NATL Insured,
5.00%, 5/15/26.	50,000	50,138
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, 5.50%, 5/15/36	15,310,000	17,161,285
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/36	10,000,000	11,498,300
Lubbock-Cooper ISD, GO, Refunding, PSF Guarantee, 5.00%, 2/15/41	12,500,000	14,765,750
Lufkin Health Facilities Development Corp. Revenue, Memorial Health System of East Texas,
Pre-Refunded, 6.25%, 2/15/37	5,000,000	5,734,350
Manor ISD, GO, School Building, PSF Guarantee, Pre-Refunded, 5.00%, 8/01/37	8,175,000	8,263,290
Matagorda County Hospital District Revenue, FHA Insured, 5.00%, 2/15/35	10,000,000	10,596,200
New Hope Cultural Education Facilities Finance Corp. Revenue, Texas A&M University Project, Series
A-1, 5.00%, 4/01/46	6,000,000	7,049,940
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue, NCCD-College
Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47	10,000,000	10,783,900
North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%, 12/15/34	20,000,000	22,643,400
North Harris County Regional Water Authority Revenue,
senior lien, 5.25%, 12/15/33	27,000,000	29,768,580
senior lien, 5.50%, 12/15/38	25,000,000	27,669,000
North Texas Tollway Authority Revenue,
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	32,900,750
Special Projects System, Capital Appreciation, Series B, zero cpn., 9/01/37	7,500,000	3,245,850
Special Projects System, Capital Appreciation, Series B, zero cpn., 9/01/43	7,500,000	2,001,075
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/21, 6.75% thereafter,
9/01/45	25,000,000	27,839,500
System, first tier, Refunding, Series A, 6.25%, 1/01/39	12,500,000	14,069,250
System, first tier, Refunding, Series A, 5.75%, 1/01/40	17,840,000	19,150,170
System, first tier, Refunding, Series K, Sub Series K-2, 6.00%, 1/01/38	15,000,000	16,777,350
System, first tier, Series A, Pre-Refunded, 5.75%, 1/01/40	17,160,000	18,568,150
System, second tier, Refunding, Series A, 5.00%, 1/01/35	10,000,000	11,614,000
System, second tier, Refunding, Series A, 5.00%, 1/01/38	10,000,000	11,449,100
System, second tier, Series F, Pre-Refunded, 5.75%, 1/01/38	30,000,000	32,461,800
Port of Houston Authority Harris County GO, Refunding, Series A, 5.625%, 10/01/38	14,000,000	15,613,500
Rio Grande City Consolidated ISD, GO, School Building, PSF Guarantee, Pre-Refunded, 5.00%,
8/15/37	10,510,000	10,644,738
Rockwall ISD, GO, School Building, PSF Guarantee, 5.00%, 2/15/46	15,000,000	17,667,450
San Antonio Electric and Gas Systems Revenue, junior lien, 5.00%, 2/01/38.	10,000,000	11,656,500
San Antonio Public Facilities Corp. Lease Revenue, Refunding and Improvement, Convention Center
Refinancing and Expansion Project, 4.00%, 9/15/42	36,500,000	38,404,570
San Jacinto River Authority Special Project Revenue,
Group Project, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,561,650
Group Project, AGMC Insured, 5.00%, 10/01/37	3,000,000	3,321,180
Southwest Higher Education Authority Revenue, Southern Methodist University Project, Series A,
5.00%, 10/01/38.	24,380,000	28,894,445
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue,
Baylor Scott and White Health Project, Refunding, Series A, 5.00%, 11/15/45	5,000,000	5,917,700
Cook Children’s Medical Center, Refunding, Series A, 5.25%, 12/01/39	10,000,000	11,706,300
Hendrick Medical Center Obligation Group, Refunding, 5.50%, 9/01/43	5,350,000	6,162,665
Tarrant County Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series
A, 5.00%, 11/15/52	5,000,000	5,659,050

36 Annual Report

franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Tarrant County Health Facilities Development Corp. Health System Revenue, Harris Methodist Health
System, FGIC Insured, ETM, 6.00%, 9/01/24.	$3,705,000	$4,445,963
Tarrant Regional Water District Water Revenue, Refunding and Improvement, 5.00%, 3/01/37	10,000,000	11,786,100
Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20	500,000	622,180
Texas State GO,
Transportation Commission, Highway Improvement, 5.00%, 4/01/39	40,000,000	47,386,400
Transportation Commission, Mobility Fund, Refunding, Series A, 5.00%, 10/01/39	30,000,000	35,856,000
Transportation Commission, Mobility Fund, Series A, Pre-Refunded, 5.00%, 4/01/33	3,060,000	3,178,912
Transportation Commission, Mobility Fund, Series A, Pre-Refunded, 5.00%, 4/01/33	6,940,000	7,216,143
Water Financial Assistance, Refunding, Series C-1, 5.00%, 8/01/34	7,000,000	7,840,770
Texas State Municipal Power Agency Revenue, Transmission, sub. lien, Refunding, 5.00%, 9/01/40	15,250,000	17,183,242
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series B, 5.00%, 8/15/37	10,000,000	11,655,700
second tier, Refunding, Series C, 5.00%, 8/15/42	35,000,000	39,795,000
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Regional
Healthcare System Project, Refunding and Improvement, Series A, 5.25%, 11/01/32	6,250,000	6,454,563
Ysleta ISD, GO, School Building, PSF Guarantee, 5.00%, 8/15/45	15,000,000	17,760,750
		1,285,178,033
Utah 1.2%
Jordan Valley Water Conservancy District Water Revenue, Series B, 5.00%, 10/01/41	15,000,000	17,329,050
St. George Electric Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 6/01/33	5,000,000	5,436,700
AGMC Insured, Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,436,700
State Board of Regents University of Utah Revenue, General, Refunding, Series A, 5.00%, 8/01/43	21,975,000	25,529,456
Uintah County Municipal Building Authority Lease Revenue, Pre-Refunded, 5.50%, 6/01/37	5,000,000	5,493,500
Utah Associated Municipal Power Systems Revenue, Central St. George Project, Pre-Refunded,
5.25%, 12/01/27.	9,735,000	11,206,640
Utah State Transit Authority Sales Tax Revenue,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 6/15/36.	33,000,000	35,899,050
Series A, Pre-Refunded, 5.25%, 6/15/38	13,185,000	14,412,260
Weber Basin Water Conservancy District Water Revenue, Series B, 5.00%, 4/01/39	7,180,000	8,185,128
		128,928,484
Vermont 0.5%
Vermont Educational and Health Buildings Financing Agency Revenue,
Hospital, Fletcher Allen Health Care Project, Series A, Pre-Refunded, 4.75%, 12/01/36	5,000,000	5,120,100
Hospital, Fletcher Allen Health Care Project, Series B, AGMC Insured, Pre-Refunded, 5.00%,
12/01/34	5,500,000	5,980,370
Middlebury College Project, Refunding, 5.00%, 11/01/38	10,000,000	11,208,000
Middlebury College Project, Refunding, 5.00%, 11/01/40	26,565,000	30,451,991
The University of Vermont Medical Center Project, Refunding, Series A, 5.00%, 12/01/36	5,000,000	5,849,600
		58,610,061
Virginia 0.2%
Fairfax County EDA Facility Revenue, Community Services Facilities Project, Series A, 4.50%, 3/01/37 .	11,130,000	12,019,843
Virginia State Resources Authority Infrastructure Revenue, Virginia Pooled Financing Program, Series
A, 5.00%, 11/01/39	12,355,000	14,494,145
		26,513,988

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Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Washington 2.9%
Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue, Series A,
Pre-Refunded, 5.00%, 11/01/34	$11,405,000	$12,113,821
FYI Properties Lease Revenue,
Washington State District Project, 5.50%, 6/01/34	11,935,000	13,475,809
Washington State District Project, 5.50%, 6/01/39	16,250,000	18,258,662
King County GO, Sewer Revenues, Pre-Refunded, 5.125%, 1/01/33	10,000,000	11,140,800
King County Public Hospital District No. 1 GO, Series B, 5.25%, 12/01/37.	5,000,000	5,386,950
King County Sewer Revenue, Pre-Refunded, 5.00%, 1/01/32	7,085,000	8,242,689
NJB Properties Lease Revenue,
King County Washington Project, Series A, 5.00%, 12/01/36	5,000	5,116
King County Washington Project, Series A, Pre-Refunded, 5.00%, 12/01/36	9,995,000	10,249,373
Washington State GO,
Motor Vehicle Fuel Tax, Senior 520 Corridor Program Toll, Series C, 5.00%, 6/01/33	5,000,000	5,812,150
Various Purpose, Series A, Pre-Refunded, 5.00%, 7/01/33	44,300,000	48,313,137
Washington State Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., Pre-Refunded, 6.75%, 7/01/29	5,000,000	5,903,550
Fred Hutchinson Cancer Research Center, Series A, Pre-Refunded, 6.00%, 1/01/33	7,500,000	8,693,400
MultiCare Health System, Series B, AGMC Insured, 5.00%, 8/15/41	9,170,000	9,782,189
MultiCare Health System, Series B, AGMC Insured, Pre-Refunded, 5.00%, 8/15/34	17,550,000	19,224,796
MultiCare Health System, Series B, Assured Guaranty, Pre-Refunded, 6.00%, 8/15/39	1,500,000	1,744,605
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	10,175,000	11,450,945
Providence Health and Services, Refunding, Series A, NATL Insured, 5.00%, 10/01/36	9,750,000	9,907,170
Providence Health and Services, Refunding, Series C, AGMC Insured, 5.25%, 10/01/33	10,000,000	10,889,000
Providence Health and Services, Refunding, Series D, 5.00%, 10/01/41	10,000,000	11,532,500
Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%, 10/01/36	250,000	254,613
Seattle Children’s Hospital, Refunding, Series B, 5.00%, 10/01/38	30,000,000	35,067,900
Virginia Mason Medical Center, Series B, ACA Insured, 6.00%, 8/15/37	30,000,000	31,520,400
Virginia Mason Medical Center, Series C, Assured Guaranty, 5.50%, 8/15/36	16,000,000	16,768,640
Washington State Higher Education Facilities Authority Revenue,
Whitworth University Project, Refunding, 5.375%, 10/01/29	3,000,000	3,307,950
Whitworth University Project, Refunding, 5.875%, 10/01/34	6,000,000	6,705,420
		315,751,585
West Virginia 0.6%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy Supply Co.
LLC Harrison Station Project, Refunding, Series D, 5.50%, 10/15/37	9,000,000	9,243,990
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	14,000,000	14,430,500
West Virginia EDA Lottery Revenue, Series A, 5.00%, 6/15/35	9,415,000	10,785,542
West Virginia State GO, Series A, NATL Insured, Pre-Refunded, 5.20%, 11/01/26	10,000,000	11,282,100
West Virginia State University Revenues, West Virginia University Projects, Series A, 5.00%, 10/01/44 .	21,800,000	25,018,334
		70,760,466
Wisconsin 0.7%
Monroe RDAR, 6.00%, 2/15/39	11,790,000	13,164,242
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33	25,290,000	28,975,512
Wisconsin State Health and Educational Facilities Authority Revenue,
Marquette University, Refunding, Series B-1, 5.00%, 10/01/30	3,880,000	4,360,228
Marquette University, Refunding, Series B-2, 5.00%, 10/01/30	2,540,000	2,854,376
Marquette University, Series B-1, Pre-Refunded, 5.00%, 10/01/30	2,985,000	3,411,437
Marquette University, Series B-1, Pre-Refunded, 5.00%, 10/01/33	1,500,000	1,717,185
Marquette University, Series B-2, Pre-Refunded, 5.00%, 10/01/30	930,000	1,062,860
Marquette University, Series B-3, 5.00%, 10/01/30	1,570,000	1,764,319
Marquette University, Series B-3, Pre-Refunded, 5.00%, 10/01/30	580,000	662,859

38 Annual Report

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                                                                       FRANKLIN FEDERAL TAX-FREE INCOME FUND
                                                    STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin State Health and Educational Facilities Authority Revenue, (continued)
Marquette University, Series B-3, Pre-Refunded, 5.00%, 10/01/33	$1,750,000	$2,003,382
Ministry Health Care Inc., AGMC Insured, 5.00%, 8/01/31	1,500,000	1,599,525
Ministry Health Care Inc., AGMC Insured, 5.00%, 8/01/34	8,000,000	8,498,640
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,670,650
		75,745,215
Wyoming 0.1%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork Station
Facilities, Series A, 5.75%, 7/15/39.	5,500,000	6,236,120
U.S. Territories 1.8%
Puerto Rico 1.7%
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue,
Series Y, Pre-Refunded, 5.00%, 7/01/36	62,000,000	62,441,440
Series Y, Pre-Refunded, 5.50%, 7/01/36	7,000,000	7,055,370
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	18,925,000	11,307,687
Series XX, 5.25%, 7/01/40	15,000,000	8,962,500
Puerto Rico PBA Guaranteed Revenue,
Government Facilities, Refunding, Series D, 5.25%, 7/01/27	3,265,000	1,787,588
Government Facilities, Refunding, Series N, 5.00%, 7/01/37	20,000,000	10,400,000
[b] Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31.	21,000,000	2,572,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter, 8/01/32	25,000,000	9,769,250
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33	36,500,000	10,324,025
first subordinate, Series A, 5.50%, 8/01/42.	40,000,000	15,800,000
first subordinate, Series A, 6.00%, 8/01/42.	22,500,000	9,112,500
first subordinate, Series C, 5.50%, 8/01/40	50,000,000	19,750,000
Refunding, Senior Series C, 5.00%, 8/01/40.	27,825,000	16,451,531
Senior Series C, 5.25%, 8/01/40	7,150,000	4,263,188
		189,997,579
U.S. Virgin Islands 0.1%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding,
Series B, 5.25%, 10/01/29	5,750,000	6,359,155
Total U.S. Territories		196,356,734
Total Municipal Bonds before Short Term Investments (Cost $9,762,160,935)
		10,680,692,993

Short Term Investments 1.5%
Municipal Bonds 1.5%

Georgia 1.4%
[c] Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Refunding, Daily
VRDN and Put, 0.34%, 9/01/41	22,500,000	22,500,000
[c] Burke County Development Authority PCR,
Georgia Power Co. Plant Vogtle Project, First Series, Daily VRDN and Put, 0.34%, 5/01/22	9,155,000	9,155,000
Georgia Power Co. Plant Vogtle Project, Refunding, First Series, Daily VRDN and Put, 0.34%,
7/01/49	75,010,000	75,010,000
Georgia Power Co. Plant Vogtle Project, Second Series, Daily VRDN and Put, 0.34%, 10/01/32	19,900,000	19,900,000

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Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Georgia (continued)
[c] Heard County Development Authority PCR, Georgia Power Co. Plant Wansley Project, First Series,
Daily VRDN and Put, 0.33%, 9/01/29	$31,300,000	$31,300,000
		157,865,000
New York 0.1%
[c] New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General
Resolution, Refunding, Series AA, Sub Series AA-1, Daily VRDN and Put, 0.30%, 6/15/46	6,100,000	6,100,000
Total Short Term Investments (Cost $163,965,000)		163,965,000
Total Investments (Cost $9,926,125,935) 98.2%		10,844,657,993
Other Assets, less Liabilities 1.8%		197,727,907
Net Assets 100.0%		$11,042,385,900

See Abbreviations on page 50.

aSecurity purchased on a when-issued basis. See Note 1(b).
bSee Note 6 regarding defaulted securities.
cVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

40 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities
April 30, 2016

Assets:
Investments in securities:
Cost	$9,926,125,935
Value	$10,844,657,993
Cash	113,102,328
Receivables:
Capital shares sold	21,916,431
Interest	144,212,058
Other assets	6,516
Total assets	11,123,895,326
Liabilities:
Payables:
Investment securities purchased	57,413,381
Capital shares redeemed	17,209,547
Management fees	4,124,100
Distribution fees	1,341,632
Transfer agent fees	963,438
Accrued expenses and other liabilities	457,328
Total liabilities	81,509,426
Net assets, at value	$11,042,385,900
Net assets consist of:
Paid-in capital	$10,302,843,468
Undistributed net investment income	13,300,226
Net unrealized appreciation (depreciation)	918,532,058
Accumulated net realized gain (loss)	(192,289,852)
Net assets, at value	$11,042,385,900
Class A:
Net assets, at value	$8,384,079,329
Shares outstanding	671,797,346
Net asset value per share[a]	$12.48
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.03
Class C:
Net assets, at value	$1,215,034,413
Shares outstanding	97,434,819
Net asset value and maximum offering price per share[a]	$12.47
Advisor Class :
Net assets, at value	$1,443,272,158
Shares outstanding	115,552,296
Net asset value and maximum offering price per share	$12.49

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 41

FRANKLIN FEDERAL TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended April 30, 2016

Investment income:
Interest.	$492,779,019
Expenses:
Management fees (Note 3a)	49,246,769
Distribution fees: (Note 3c)
Class A.	8,327,527
Class C	7,592,292
Transfer agent fees: (Note 3e)
Class A.	4,407,803
Class C	617,663
Advisor Class	802,415
Custodian fees	97,102
Reports to shareholders	350,269
Registration and filing fees	348,002
Professional fees	302,759
Trustees’ fees and expenses	119,791
Other	313,785
Total expenses	72,526,177
Net investment income	420,252,842
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(6,530,948)
Net change in unrealized appreciation (depreciation) on investments	23,567,487
Net realized and unrealized gain (loss)	17,036,539
Net increase (decrease) in net assets resulting from operations	$437,289,381

42 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	FRANKLIN FEDERAL TAX-FREE INCOME FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended April 30,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$420,252,842	$419,461,842
Net realized gain (loss)	(6,530,948)	(4,859,472)
Net change in unrealized appreciation (depreciation)	23,567,487	207,104,904
Net increase (decrease) in net assets resulting from operations	437,289,381	621,707,274
Distributions to shareholders from:
Net investment income:
Class A	(318,461,145)	(322,099,075)
Class C	(38,197,482)	(37,256,288)
Advisor Class	(59,596,706)	(58,587,178)
Total distributions to shareholders	(416,255,333)	(417,942,541)
Capital share transactions: (Note 2)
Class A	(140,750,827)	105,143,615
Class C	45,176,670	25,193,086
Advisor Class	(244,965,010)	349,719,018
Total capital share transactions	(340,539,167)	480,055,719
Net increase (decrease) in net assets	(319,505,119)	683,820,452
Net assets:
Beginning of year	11,361,891,019	10,678,070,567
End of year.	$11,042,385,900	$11,361,891,019
Undistributed net investment income included in net assets:
End of year.	$13,300,226	$9,483,380

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 43

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Federal Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

44 Annual Report

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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Annual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended April 30,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	73,278,237	$906,090,435	84,237,816	$1,049,424,556
Shares issued in reinvestment of distributions.	22,616,000	279,118,681	22,334,914	277,742,327
Shares redeemed	(107,355,306)	(1,325,959,943)	(98,091,652)	(1,222,023,268)
Net increase (decrease)	(11,461,069)	$(140,750,827)	8,481,078	$105,143,615
Class C Shares:
Shares sold	14,835,143	$183,448,788	11,986,050	$149,326,074
Shares issued in reinvestment of distributions.	2,668,410	32,918,668	2,544,605	31,630,682
Shares redeemed	(13,863,413)	(171,190,786)	(12,521,941)	(155,763,670)
Net increase (decrease)	3,640,140	$45,176,670	2,008,714	$25,193,086
Advisor Class Shares:
Shares sold	33,457,419	$414,012,249	44,451,547	$553,844,105
Shares issued in reinvestment of distributions.	4,103,097	50,661,005	4,113,961	51,221,584
Shares redeemed	(57,598,502)	(709,638,264)	(20,474,768)	(255,346,671)
Net increase (decrease)	(20,037,986)	$(244,965,010)	28,090,740	$349,719,018

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended April 30, 2016, the effective investment management fee rate was 0.448% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$1,639,495
CDSC retained	$133,272

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees (continued)

For the year ended April 30, 2016, the Fund paid transfer agent fees of $5,827,881, of which $1,925,348 was retained by Investor Services.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended April 30, 2016, the purchase and sale transactions aggregated $30,800,000 and $0, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$15,858,622
2018	3,803,336
2019	17,435,155
Capital loss carryforwards not subject to expiration:
Short term	95,398,032
Long term	54,573,530
Total capital loss carryforwards	$187,068,675

The tax character of distributions paid during the years ended April 30, 2016 and 2015, was as follows:

	2016	2015
Distributions from tax exempt income	$416,255,333	$417,942,541

At April 30, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments.	$9,929,753,281

Unrealized appreciation	$1,074,344,183
Unrealized depreciation	(159,439,471)
Net unrealized appreciation (depreciation)	$914,904,712
Distributable earnings - undistributed tax exempt
income	$13,147,314

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and premiums, wash sales and bond workout expenditures.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2016, aggregated $652,951,721 and $1,063,316,946, respectively.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

6. Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30, 2016, the value of this security represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

7. Upcoming Acquisitions/Reorganization

On May 17, 2016, the Board for the Fund approved a proposal to reorganize Franklin Insured Tax-Free Income Fund, a series of Franklin Tax-Free Trust, with and into the Fund, subject to approval by the shareholders of Franklin Insured Tax-Free Income Fund.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ACA	American Capital Access Holdings Inc.	IDC	Industrial Development Corp.
AGMC	Assured Guaranty Municipal Corp.	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	MFHR	Multi-Family Housing Revenue
BHAC	Berkshire Hathaway Assurance Corp.	MFR	Multi-Family Revenue
CDA	Community Development Authority/Agency	MTA	Metropolitan Transit Authority
COP	Certificate of Participation	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCC	Pollution Control Corp.
ETM	Escrow to Maturity	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Co.	PFAR	Public Financing Authority Revenue
FHA	Federal Housing Authority/Agency	PSF	Permanent School Fund
FICO	Financing Corp.	RDA	Redevelopment Agency/Authority
GNMA	Government National Mortgage Association	RDAR	Redevelopment Agency Revenue
GO	General Obligation	SFMR	Single Family Mortgage Revenue
HDA	Housing Development Authority/Agency	UHSD	Unified/Union High School District
HFAR	Housing Finance Authority Revenue	USD	Unified/Union School District
IDA	Industrial Development Authority/Agency	XLCA	XL Capital Assurance

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Federal Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2016

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2016. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1982	145	Bar-S Foods (meat packing company)
One Franklin Parkway	(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway	(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906	(advertising and marketing
communications services)
(2011-present) and H.J. Heinz
Company (processed foods and allied
products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015–present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway	refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906	Canadian National Railway (railroad)
(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present) RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway	financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway	refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)		Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway					company) (2014-present); previously
San Mateo, CA 94403-1906					2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President -— Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice PresidentGovernment Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President -— Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)		Lead	Trustee since	121	None
One Franklin Parkway		Independent	2006 and Lead
San Mateo, CA 94403-1906		Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2007	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources,
Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Chairman of the	145	None
One Franklin Parkway		the Board and	Board and Trustee
San Mateo, CA 94403-1906		Trustee	since 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)		Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy		President and	Since 2010	Not Applicable	Not Applicable
(1962)		Chief
One Franklin Parkway		Executive
San Mateo, CA 94403-1906		Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)		Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)		Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street		Compliance
Fort Lauderdale, FL 33301-1923		Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)		Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway		and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)		Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway			2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)		Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)		Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale,FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Franklin Federal Tax-Free Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilizes data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by

FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of the Fund’s portfolio management team, the

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number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Broadridge report furnished for the agreement renewals. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares during 2015 as well as the previous 10 years ended December 31, 2015, in comparison to a performance universe consisting of all retail and institutional general and insured municipal debt funds as selected by Lipper. The Broadridge report showed the income return for the Fund during 2015 to be in the second-highest quintile of its performance universe, and on an annualized basis during each of the previous three-, five- and 10-year periods to be in either the highest or second-highest quintile of its Lipper performance universe. The Broadridge report showed the Fund’s total return during 2015 to be in the second-lowest performing quintile of its Lipper performance universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period and the second-highest performing quintile of such universe for the previous five- and 10-year periods. The Board expressed its satisfaction with the Fund’s comparative performance as shown in the Broadridge report, noting its income oriented objective.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The results of such expense comparisons showed the contractual investment management fee rate for the Fund to be approximately 3.3 basis points above its Lipper expense group median, but its actual total expense ratio to be approximately 9.5 basis points below the expense group median. The Board found the level of expenses of the Fund in comparison to its expense group as shown in the Broadridge report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by

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the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancement necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; 0.44% on the next $2.5 billion of assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.36% on assets in excess of $20 billion. The Fund had assets of approximately $10.8 billion at the end of 2015 and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders as the Fund grows.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Federal Tax-Free Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	116 A 06/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $65,859 for the fiscal year ended April 30, 2016 and $61,372 for the fiscal year ended April 30, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $672,151 for the fiscal year ended April 30, 2016 and $0 for the fiscal year ended April 30, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivative assessment, and the review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $672,151 for the fiscal year ended April 30, 2016 and $0 for the fiscal year ended April 30, 2015.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                 N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 24, 2016

By /s/GASTON GARDEY_____

Gaston Gardey

Chief Financial Officer and

 Chief Accounting Officer

Date June 24, 2016